Exhibit 10.1

EXECUTION VERSION

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

$400,000,000 3.86% Senior Notes, Series A, due December 3, 2025

and

$100,000,000 3.86% Senior Notes, Series B, due January 14, 2026

NOTE PURCHASE AGREEMENT

Dated as of December 3, 2015

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SCHEDULE A	—	DEFINED TERMS

SCHEDULE 1(a)	—	FORM OF 3.86% SENIOR NOTE, SERIES A, DUE DECEMBER 3, 2025

SCHEDULE 1(b)	—	FORM OF 3.86% SENIOR NOTE, SERIES B, DUE JANUARY 14, 2026

SCHEDULE 4.4(a)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

SCHEDULE B	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE C	—	ADDITIONAL COVENANTS

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SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

1807 ROSS AVENUE, 4TH FLOOR

DALLAS, TEXAS 75201-2300

3.86% SENIOR NOTES, SERIES A, DUE DECEMBER 3, 2025

AND

3.86% SENIOR NOTES, SERIES B, DUE JANUARY 14, 2026

Dated as of December 3, 2015

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE B HERETO:

Ladies and Gentlemen:

Sharyland Distribution & Transmission Services, L.L.C., a Texas limited liability company (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”), agrees with each of the Purchasers as follows:

SECTION 1.	AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of (i) $400,000,000 aggregate principal amount of its 3.86% Senior Notes, Series A, due December 3, 2025 (the “Series A Notes”) and (ii) $100,000,000 aggregate principal amount of its 3.86% Senior Notes, Series B, due January 14, 2026 (the “Series B Notes” and together with the Series A Notes, as each may be amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Notes”). The Notes shall be substantially in the forms set out in Schedule 1(a) and Schedule 1(b), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

SECTION 2.	SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the applicable Closing provided for in Section 3, Notes of the series and in the principal amount specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

SECTION 3.	CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 W. Monroe Street, Chicago, Illinois 60603, at 10:00 a.m., Chicago time, at two Closings (each a “Closing”). The Closing in relation to the Series A Notes (the “First Closing”) shall occur on December 3, 2015 or on such other Business Day thereafter on or prior to December 8, 2015 as may be agreed upon by the Company and the Purchasers. The Closing in relation to the Series B Notes (the “Second Closing”) shall occur on January 14, 2016 or on such other Business Day thereafter on or prior to January 19, 2016 as may be agreed upon by the Company and the Purchasers. At each Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser at such Closing in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 4426868026 at Bank of America, 901 Main Street, Dallas, TX 75202, ABA: 026009593. If at the applicable Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement with respect to such Closing, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4.	CONDITIONS TO CLOSINGS.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at each Closing (except as otherwise specified), of the following conditions:

Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement and the other Note Documents to which it is a party shall be correct when made and at such Closing.

Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and the other Note Documents to which it is a party required to be performed or complied with by it prior to or at such Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of such Closing, certifying as to (i) the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the other Note Documents to which it is a party and (ii) the Company’s organizational documents as then in effect.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from Baker Botts L.L.P., counsel for the Company, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, (b) from Sutherland, Asbill & Brennan LLP, special counsel for the Company, covering federal and Texas regulatory matters (and the Company hereby instructs its counsel to deliver such opinions to the Purchasers) and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of such Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with such Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in Schedule B.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before such Closing the fees, charges and disbursements of the Purchasers’ special counsel

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Chapman and Cutler LLP and the Purchasers’ Texas counsel to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each series of the Notes prior to the date of the Closing with respect to such series of Notes.

Section 4.9. Changes in Structure. The Company shall not have changed its jurisdiction of formation, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity (in each case, other than in connection with the CREZ Merger), at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Funding Instructions. At least three Business Days prior to the date of such Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11. Proceedings and Documents. Each Purchaser shall have received executed copies of the following, each to be (i) dated the date of such Closing unless otherwise indicated, and (ii) in form and substance satisfactory to the Purchasers:

(a) the Notes to be purchased by such Purchaser;

(b) this Agreement, dated as of the date of the First Closing;

(c) the certificates of formation of the Company certified as of a recent date by the Secretary of State of the State of Texas and by the Company’s secretary or other authorized officer;

(d) the organizational documents of the Company, certified by the Company’s secretary or other authorized officer;

(e) an incumbency certificate signed by the secretary and one other officer of the Company, certifying as to the names, titles and true signatures of the officers of the Company authorized to sign this Agreement, the Notes and the other Note Documents to be executed at such Closing;

(f) a certificate of the secretary of the Company attaching resolutions of its management committee or other governing body evidencing approval of the transactions contemplated by this Agreement and the other Note Documents and the issuance of the

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Notes, and in each case, the execution, delivery and performance thereof, and authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded;

(g) evidence of good standing as to the Company from all relevant jurisdictions; and

(h) such additional documents or certificates with respect to such legal matters or limited liability company, general partnership or other proceedings related to the transactions contemplated hereby or by the other Note Documents as may be reasonably requested by the Purchasers.

Section 4.12. Joinder Agreement, Etc. The Obligations shall be secured by a perfected first priority security interest (subject to Permitted Liens) in the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, and the Company will deliver or cause to be delivered to the Purchasers and the Collateral Agent on the date of such Closing:

(a) a joinder agreement, substantially in the form of Exhibit A attached to the Collateral Agency Agreement, duly executed by the Company, the Collateral Agent and each Purchaser as a “Joining Party” (the “2015 NPA Joinder Agreement”);

(b) duly executed copies of each of the Security Documents;

(c) evidence of the filing and acceptance of financing statements which name the Company, as debtor, and the Collateral Agent, as secured party, in all applicable offices, together with copies of such financing statements; and

(c) such other documents, instruments and agreements any Purchaser may reasonably request to grant to the Collateral Agent first priority (subject only to Permitted Liens) perfected Liens on the Collateral.

Section 4.13. UCC Searches; and Litigation Searches. The Collateral Agent and the Purchasers shall have received UCC and litigation searches of the Company, which searches shall (i) confirm that no Liens other than Permitted Liens exist on the Collateral and that such Persons are not subject to any litigation, and (ii) be otherwise in substance satisfactory to the Collateral Agent and the Purchasers.

Section 4.14. Insurance. The Company shall have delivered to the Purchaser evidence of insurance in effect that meets the requirements of Section 9.2.

Section 4.15. Financial Statements. The Purchasers shall have received unaudited financial statements of the Company for the fiscal quarter ended September 30, 2015.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Section 4.16. Consents and Approvals. All Required Permits and all governmental and third party permits and regulatory and other approvals required to be in effect in connection with the issuance of the Notes hereunder have been obtained and are in effect, all applicable waiting periods have expired without any materially adverse action being taken by any applicable authority, and copies of the documentation thereof shall have been delivered to each Purchaser.

Section 4.17. Rating on Notes. Each Purchaser shall have received a copy of the letter dated December 3, 2015, issued by Moody’s assigning a rating to each series of Notes of “A3” or better.

Section 4.18. Consummation of First Closing. The transactions contemplated herein with respect to the First Closing shall have been consummated in accordance with the terms and provisions hereof prior to the Second Closing.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the other Note Documents to which it is a party and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement, the Notes and the other Note Documents have been duly authorized by all necessary limited liability company action on the part of the Company, and this Agreement and each other Note Document (other than the Notes) constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agent, Wells Fargo Securities, LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated October 2015 (the “Memorandum”), relating to the transactions contemplated hereby. This Agreement, the other Note Documents, the

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to October 30, 2015 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum, the other Note Documents, and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (it being understood that the projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Company to be reasonable at the time made and that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount). Except as disclosed in the Disclosure Documents, since December 31, 2014, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary and (ii) the Company’s senior officers.

(b) All of the outstanding shares of Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate, limited liability company or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). Other than borrowings under the RBC Agreement (as such agreement is in effect on the date of the First Closing), after the First Closing, the Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents (it being understood that it is the intent of the Company to assume the CREZ Notes in connection with the CREZ Merger).

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement, the Notes and the other Note Documents to which it is a party will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (except for the Lien granted pursuant to the Security Documents) in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, limited liability company charter or by-laws, shareholders agreement or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Notes or any other Note Document to which it is a party, in each case other than (i) such as have been obtained or made and are in full force and effect and (ii) routine tax filings.

Section 5.8. Litigation; Observance of Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is (i) in default under any term of any Material Project Document, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) Each Material Project Document is in full force and effect and constitutes the legal, valid and binding obligation of each party thereto. To the knowledge of the Company, after due inquiry, no counterparty to any Material Project Document is in breach or default under any term of any Material Project Document.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Section 5.9. Taxes. The Company and its Subsidiaries have filed all Material tax returns that are required to have been filed by them in any jurisdiction, and have paid all taxes shown to be due and payable by them on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The U.S. federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2011.

Section 5.10. Title to Property; Leases. The Company has good and sufficient title to the System, and the Company, Sharyland and their respective Subsidiaries have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company, Sharyland or any of their respective Subsidiaries after such date (except as sold or otherwise disposed of in a transaction permitted under this Agreement), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases and easements are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by an amount that could reasonably be expected to result in a Material Adverse Effect. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than forty (40) other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder as set forth in the “Proposed Offering” section of the Memorandum. No

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part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness. Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Material Indebtedness of the Company and its Subsidiaries as of June 30, 2015 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Indebtedness of the Company or its Subsidiaries, other than the assumption of the CREZ Notes by the Company in connection with the CREZ Merger and borrowings under the RBC Agreement (as such agreement is in effect on the date of the First Closing). Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Material Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Material Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Material Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation applicable to it with respect to Iran or any other country, the Sudan

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Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither the Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained by the Company or any Controlled Entity on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, in connection with any investment in, or any transactions or dealings with, any Blocked Person in violation of U.S. Economic Sanctions.

(c) Neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d) (1) Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations Security Council or the European Union;

(2) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in

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violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. (a) Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or the ICC Termination Act of 1995, as amended.

(b) The Company is not a “public utility” under the FPA and the regulations of FERC thereunder. The execution, delivery and performance of the Company’s obligations under the Note Documents requires no authorization of approval by, or notice to, and is not subject to the “public utility” jurisdiction of, FERC under the FPA.

(c) Sharyland and the holding company system of which it is a part have obtained a waiver of the requirements of 18 C.F.R. §§ 366.21, 366.22 and 366.23 (FERC Docket Nos. PH06-59-000 & PH10-18-000), but are subject to the FERC regulations relating to regulatory access to books and records. Sharyland and the holding company system of which it is a part have filed a notice of holding company status under FERC Docket No. HC06-1-000 and a revised notice of holding company status under FERC Docket No. HC10-1-000. Under FERC’s currently effective regulations, the Company will be deemed not to be a “public-utility company” and as a result TDC is not a “holding company” under PUHCA.

(d) The Company is subject to regulation as an “electric utility” by the Public Utility Commission of Texas. The execution, delivery and performance of the Company’s obligations under the Note Documents requires no authorization or approval by, or notice to, the Public Utility Commission of Texas or under the Public Utility Regulatory Act of Texas other than those that have been obtained.

(e) Solely by virtue of the execution, delivery and performance of the Note Documents, no Purchaser will become subject to any of the provisions of the FPA, PUHCA (based on FERC’s currently effective definitions under PUHCA) or the Public Utility Regulatory Act of Texas, or to regulation under any such statute.

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Section 5.18. Environmental Matters.

(a) The Company has no knowledge of any claims, nor has it received any notice of any claim, and no proceeding has been instituted raising any claim, against the Company or any of its real properties now or formerly owned, leased or operated by it, alleging any violation of any Environmental Law, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b) The Company has no knowledge of any facts which would give rise to any claim of violation of Environmental Laws with respect to real properties now or formerly owned, leased or operated by the Company, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c) The Company has not stored any Hazardous Materials on real properties now or formerly owned, leased or operated by it or disposed of any Hazardous Materials, in each case in a manner contrary to any Environmental Laws, except, in each case as would not reasonably be expected to result in a Material Adverse Effect; and

(d) All buildings on all real properties now owned, leased or operated by the Company are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Collateral. The Security Documents are effective to grant to the Collateral Agent for the equal and ratable benefit of the Secured Parties a legal, valid and enforceable first priority Lien on the Collateral (subject to Permitted Liens). As of the date hereof, (i) the security interests in the UCC Collateral granted to the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Security Documents: (a) constitute, as to such Collateral, a legal, valid and enforceable security interest and Lien under the New York UCC, and (b) constitute first priority Liens on such Collateral described in the Security Documents, subject to no Liens other than Permitted Liens and the rights of holders of Permitted Secured Indebtedness in compliance with the Collateral Agency Agreement, (ii) all action as is required pursuant to the Security Documents has been taken to establish and perfect the Collateral Agent’s rights in and to, and the first priority of its Lien (subject to Permitted Liens) on, the Collateral as set forth in the immediately preceding clause (i), including any recording, filing, registration, delivery to the Collateral Agent, giving of notice or other similar action, and (iii) the Deeds of Trust create in favor of the Trustee named therein, for the benefit of the Collateral Agent and the other Secured Parties, a valid security interest and first priority Lien in all the Company’s right, title and interest in and to the real property subject thereto and the proceeds thereof, subject to no Liens other than Permitted Liens and the rights of holders of Permitted Secured Indebtedness in compliance with the Collateral Agency Agreement.

Section 5.20. Insurance. All insurance required to be obtained and maintained pursuant to Section 9.2 by the Company is in full force and effect. All premiums due and payable on all such insurance have been paid.

Section 5.21. Legal Name and Jurisdiction of Formation. As of the date of the First Closing, the exact legal name and jurisdiction of formation of the Company is Sharyland Distribution & Transmission Services, L.L.C., a limited liability company organized and existing under the laws of the State of Texas, and the Company has not had any other legal names at any time during the period of five years immediately preceding the date of the First Closing.

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SECTION 6.	REPRESENTATIONS AND TAX DOCUMENTATION OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

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As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 6.3. Tax Documentation. (a) Any Purchaser (which, for purposes of this Section 6.3, shall include any holder of a Note) that is entitled to an exemption from or reduction of withholding tax with respect to payments made under the Notes or otherwise under any Note Document shall deliver to the Company, at the time or times reasonably requested by the Company, such properly completed and executed documentation reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Purchaser, if reasonably requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not such Purchaser is subject to backup withholding or information reporting requirements.

(b) Without limiting the generality of the foregoing,

(1) any Purchaser that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Company on or prior to the date of this Agreement or, if later, the date on which such Purchaser becomes a Purchaser under this Agreement (and, in either case, from time to time thereafter upon the reasonable request of the Company), duly completed and executed originals of IRS Form W-9 certifying that such Purchaser is exempt from U.S. federal backup withholding tax;

(2) any Non-U.S. Purchaser shall, to the extent it is legally entitled to do so, deliver to the Company (in such number of copies as shall be requested by the Company) on or prior to the date of this Agreement or, if later, the date on which such Non-U.S. Purchaser becomes a Purchaser under this Agreement (and, in either case, from time to time thereafter upon the reasonable request of the Company), whichever of the following is applicable:

(A) in the case of a Non-U.S. Purchaser claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under the Notes, duly completed and executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under the Notes or otherwise under any Note Document, duly completed and executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B) duly completed and executed originals of IRS Form W-8ECI;

(C) in the case of a Non-U.S. Purchaser claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate reasonably satisfactory to the Company to the effect that such Non-U.S. Purchaser is not (i) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (ii) a “10 percent shareholder” of the Company (or, if the

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Company is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the Company’s tax owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code, or (iii) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed and executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E; or

(D) to the extent a Non-U.S. Purchaser is not the beneficial owner, duly completed and executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate as adapted for use by the beneficial owner and reasonably satisfactory to the Company, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Purchaser is a partnership and one or more direct or indirect partners of such Non-U.S. Purchaser are claiming the portfolio interest exemption, such Non-U.S. Purchaser may provide a U.S. Tax Compliance Certificate reasonably satisfactory to the Company on behalf of each such direct and indirect partner;

(3) any Non-U.S. Purchaser shall, to the extent it is legally entitled to do so, deliver to the Company (in such number of copies as shall be requested by the Company) on or prior to the date of this Agreement or, if later, the date on which such Non-U.S. Purchaser becomes a Purchaser under this Agreement (and, in either case, from time to time thereafter upon the reasonable request of the Company), duly completed and executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax, together with such supplementary documentation as may be prescribed by applicable law to permit the Company to determine the withholding or deduction required to be made; and

(4) if a payment made to a Purchaser under the Notes or otherwise under any Note Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Purchaser shall deliver to the Company at the time or times prescribed by law and at such time or times reasonably requested by the Company such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company as may be necessary for the Company to comply with its obligations under FATCA and to determine that such Purchaser has complied with such Purchaser’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

Each Purchaser agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so.

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SECTION 7.	INFORMATION AS TO COMPANY.

Section 7.1. Financial and Business Information. The Company shall deliver to each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 45 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 90 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

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setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Purchaser or holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the

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termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f) Resignation or Replacement of Auditors — within ten days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note.

(h) Qualified Lessee Financial Statements — with reasonable promptness after receipt by the Company thereof, financial statements of the type described in clauses (a) or (b) of this Section 7.1 with respect to any Qualified Lessee, to the extent any such financial statements would be required to be filed by the Company or InfraREIT with the SEC (provided that no Default or Event of Default shall result from the failure of the Company to obtain any such financial statements or as a result of the form, content or accuracy thereof); provided that the delivery within the time period specified above of the Company’s or InfraREIT’s Form 10-K for such fiscal year (together with the Company’s or InfraREIT’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) or the Company’s or InfraREIT’s Form 10-Q, as applicable, in each case prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(h).

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 9.9 and to the extent then effective, Section 10.12

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during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b) Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, during normal business hours and no more than one time in any calendar year; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c) or (h) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

(i) such financial statements satisfying the requirements of Section 7.1(a), (b) or (h) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail;

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(ii) the Company or InfraREIT shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a), Section 7.1(b) or Section 7.1(h), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, as provided to the holders of the Notes from time to time;

(iii) such financial statements satisfying the requirements of Section 7.1(a), Section 7.1(b) or Section 7.1(h) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv) the Company or InfraREIT shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of any of clauses (ii), (iii) or (iv), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES .

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Series A Note and each Series B Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, any series of Notes, in an amount not less than $1,000,000 of the aggregate principal amount of any series of Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount; provided, however, notwithstanding the foregoing, no Make-Whole Amount shall be due with respect to a Note in connection with any prepayment of

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such Note pursuant to this Section 8.2 made during the three (3) month period prior to the Maturity Date of such Note. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of such series of Notes to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount (if any) for such series due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) Notwithstanding anything contained in this Section 8.2 to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, any partial prepayment of the Notes pursuant to the provisions of Section 8.2(a) shall be allocated among all of the Notes of all series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of a series of Notes pursuant to Section 8.2, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each optional prepayment of Notes of any series pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions (except to the extent necessary to reflect

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differences in interest rates and maturities of the Notes of different series). Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 10 Business Days. If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

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If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

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Section 8.8. Change of Control.

(a) Notice of Change of Control. The Company will, within five (5) days after the occurrence of any Change of Control, give written notice (the “Change of Control Notice”) of such Change of Control to each holder of Notes. Such Change of Control Notice shall contain and constitute an offer to prepay the Notes as described in Section 8.8(b) hereof and shall be accompanied by the certificate described in Section 8.8(e).

(b) Offer to Prepay Notes. The offer to prepay Notes shall be an offer to prepay, in accordance with and subject to this Section 8.8, all, but not less than all, the Notes held by each holder on a date specified in such offer (the “Proposed Prepayment Date”). Such Proposed Prepayment Date shall be not less than 15 days and not more than 30 days after the date of such offer.

(c) Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.8 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change of Control.

Section 8.9. Prepayment in Connection with Sales of Assets. (a) If the Company wants to offer to prepay any series of Notes in connection with an Asset Disposition pursuant to Section 10.6, the Company will give written notice thereof to the holders of all outstanding Notes of such series, which notice shall (i) refer specifically to this Section 8.9 and describe in reasonable detail the Asset Disposition giving rise to such offer to prepay the Notes, (ii) specify the principal amount of each Note being offered to be prepaid, (iii) specify a date not less than 30 days and not more than 60 days after the date of such notice (the “Disposition Prepayment Date”) and specify the Disposition Response Date (as defined below), and (iv) offer to prepay on the Disposition Prepayment Date the amount specified in (ii) above with respect to each Note together with interest accrued thereon to the Disposition Prepayment Date. Each Noteholder shall notify the Company of such Noteholder’s acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company (provided, however, that any Noteholder who fails

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to so notify the Company shall be deemed to have rejected such offer) on a date at least 5 days prior to the Disposition Prepayment Date (such date 5 days prior to the Disposition Prepayment Date being the “Disposition Response Date”), and the Company shall prepay on the Disposition Prepayment Date the amount specified in (ii) above plus interest accrued thereon to the Disposition Prepayment Date, but without Make-Whole Amount or other premium, with respect to each Note of such series held by the Noteholders who have accepted such offer in accordance with this Section 8.9.

(b) Notwithstanding anything contained in this Section 8.9 to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, any partial prepayment of the Notes pursuant to the provisions of Section 8.9(a) shall be allocated among all of the Notes of all series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

SECTION 9.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. (a) The Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained on its behalf with respect to its assets, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

(b) Evidence of Insurance: Promptly upon request by a holder of the Notes or the Collateral Agent, the Company shall furnish such Person with such evidence of insurance as such Person may reasonably request.

Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, and will use commercially reasonable efforts to cause the Qualified Lessees to, maintain and keep, or cause to be

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maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes. The Company will, and will cause each of its Subsidiaries to, file all Material income tax or similar tax returns required to be filed by it in any jurisdiction and to pay and discharge all taxes shown to be due and payable by it on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Limited Liability Company Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its limited liability company existence in full force and effect. Subject to Sections 10.2 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate, limited liability company or limited partnership existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate, limited liability company or limited partnership existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7. Collateral; Further Assurances. (a) The Company shall take all actions necessary to insure that the Collateral Agent, on behalf of the Secured Parties (or in the case of Real Property Collateral, the

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Trustee named in the Deeds of Trust, for the benefit of the Collateral Agent and the other Secured Parties), has and continues to have in all relevant jurisdictions duly and validly created, attached and enforceable first priority Liens on the Collateral, including perfected first-priority Liens (subject to Permitted Liens) on Collateral constituting Real Property Collateral to the extent required under the Security Documents (including, in accordance with clauses (c) and (d) of this Section 9.7, after-acquired Collateral), subject to no Liens other than Permitted Liens. The Company shall cause the Obligations to constitute direct senior secured obligations of the Company and to be senior in right of payment and to rank senior in right of security (other than Permitted Liens) with respect to Collateral granted in the Security Documents to all other Indebtedness of the Company (other than Permitted Secured Indebtedness, with which it shall be pari passu in accordance with the terms of the Collateral Agency Agreement).

(b) Upon completion of each New Project of a Project Finance Subsidiary, the Company may cause any such Project Finance Subsidiary to Transfer the New Project to the Company and upon such Transfer, the Company shall take all actions necessary to ensure that the New Project becomes a part of the Collateral to the extent required under the Security Documents and Section 9.7(c), subject to the first priority Lien of the Security Documents (subject to no Liens other than Permitted Liens and rights of holders of Permitted Secured Indebtedness in accordance with the Collateral Agency Agreement), so long as (x) no Default or Event of Default occurs as a result of such Transfer, (y) the Indebtedness of the Project Finance Subsidiary is either repaid in full at the time of the Transfer or becomes Permitted Secured Indebtedness in accordance with the Collateral Agency Agreement, and (z) the Project Finance Subsidiary is liquidated or merged with and into the Company.

(c) If, after the date hereof, the Company acquires any Real Property Collateral, the Company shall forthwith (and in any event, within thirty Business Days of such acquisition or such longer period of time as reasonably agreed by the Required Holders) deliver to the Collateral Agent a fully executed mortgage or deed of trust over the Company’s interests in such Real Property Collateral, in form and substance reasonably satisfactory to the Required Holders and the Collateral Agent, together with such surveys, environmental reports and other documents and certificates with respect to such real estate as may be reasonably required by the Required Holders. The Company further agrees to take all other actions necessary to create in favor of the Trustee named therein for the benefit of the Collateral Agent and the other Secured Parties a valid and enforceable first priority Lien (subject to Permitted Liens) on the Company’s interests in such Real Property Collateral, free and clear of all Liens except for Permitted Liens and rights of holders of Permitted Secured Indebtedness in compliance with the Collateral Agency Agreement. The Company shall not create in favor of any Person a Lien on the Company’s interests in real property acquired or leased after the date hereof other than Permitted Liens.

(d) If, after the date hereof, the Company acquires or creates any new Subsidiary (other than any Subsidiary of the Company that is not organized under the laws of the United States, any state thereof or the District of Columbia, any Project Finance Subsidiary and any other Subsidiary that is prohibited from providing a Guaranty of the Obligations by any Requirements of Law), the Company shall cause such Subsidiary forthwith (and in any event, within 30 Business Days of such creation or acquisition (or such longer time as the Required Holders may agree) to:

(i) execute and deliver to the Collateral Agent a Subsidiary Guaranty (a “Subsidiary Guaranty”);

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(ii) deliver to the Collateral Agent a certificate of such Subsidiary, substantially consistent with those delivered on the date of each Closing pursuant to Section 4.3(b), with appropriate insertions and attachments;

(iii) take such actions reasonably necessary or advisable to grant to the Collateral Agent for the benefit of the Secured Parties (or, in the case of Real Property Collateral, the Trustee named in the Deeds of Trust, for the benefit of the Collateral Agent and the other Secured Parties) a perfected and enforceable first- priority Lien in the Collateral described in the Security Documents with respect to such new Subsidiary, subject to no Liens other than Permitted Liens and rights of holders of Permitted Secured Indebtedness in compliance with the Collateral Agency Agreement; and

(iv) if reasonably requested by the Collateral Agent, to deliver to the Collateral Agent legal opinions relating to the matters described above, which opinions shall be in form and substance reasonably satisfactory to the Collateral Agent.

Section 9.8. Material Project Documents. The Company shall at all times (i) perform and observe all of the covenants under the Material Project Documents to which it is a party and take reasonable actions to enforce all of its rights thereunder, (ii) maintain the System Leases (other than Leases constituting System Leases only pursuant to clause (6) of the definition thereof) in full force and effect and (iii) maintain the Leases (other than the System Leases referred to in the foregoing clause (ii) of this Section 9.8) to which it or any of its Subsidiaries is a party in full force and effect, in each case except (a) to the extent the same would not reasonably be expected to have a Material Adverse Effect or (b) with respect to any Lease, to the extent permitted under Section 10.11.

Section 9.9. Total Debt to Capitalization Ratio. The Company shall as of the end of each fiscal quarter maintain, on a consolidated basis, a Total Debt to Capitalization Ratio of not more than 0.65 to 1.00.

Section 9.10. Optional Release of Collateral. (a) Notwithstanding any other provision herein or in any other Financing Document, the Collateral Agent is hereby authorized and directed to, and shall, release all, but not less than all, of the Collateral from the Liens of the Security Documents (but not the Guaranties provided pursuant to Section 9.7) on a Business Day specified by the Company (the “Optional Release Date”), upon the satisfaction of the following conditions precedent (the “Optional Release Conditions”):

(i) the Company shall have given notice to the holders of the Notes and the Collateral Agent at least 30 days prior to the Optional Release Date, specifying the proposed Optional Release Date;

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(ii) the Collateral Release Ratings Requirement shall have been satisfied as of the date of such notice and shall remain satisfied as of the Optional Release Date;

(iii) no Default or Event of Default hereunder shall have occurred and be continuing as of the date of such notice or as of the Optional Release Date;

(iv) all Liens on the Collateral securing the Financing Documents shall have been released as of the Optional Release Date or are released simultaneously with the release of the Collateral from the Liens of the Collateral Documents pursuant to this Section 9.10;

(v) in the event that in connection with such release, the Company (a) pays any fees to any creditor under any Financing Document (other than any fees (including make whole or other premium or breakage costs) payable in connection with the repayment or prepayment of Indebtedness owing to such creditor), the Company shall pay to the holders of the Notes, at the same time and subject to the same conditions, an amount equal to the highest amount paid to any such creditor under any Financing Document, with such amount to be applied pro rata to the holders of the Notes, (b) provides compensation in the form of collateral, guarantees or other structural changes to any such creditor, the Company will provide the same compensation to the holders of the Notes or (c) amends any such Financing Document to include one or more additional financial covenants or events of default which are more restrictive on the Company and its Subsidiaries than the financial covenants contained in Section 9.9 of this Agreement or the Events of Default contained in Section 11 of this Agreement, then such more restrictive financial covenants or events of default and any related definitions (the “Additional Provisions”) shall automatically be deemed to be incorporated into Section 9.9 or Section 11 of this Agreement, as applicable, by reference from the time such other agreement becomes binding upon the Company and, upon written request of the Required Holders, the Company will enter into an amendment to this Agreement pursuant to which this Agreement will be formally amended to incorporate the Additional Provisions on the terms set forth herein; and

(vi) on the Optional Release Date, each holder of Notes shall have received (x) a certificate, dated the Optional Release Date and executed on behalf of the Company by a Senior Financial Officer thereof, confirming the satisfaction of the Optional Release Conditions set forth in clauses (ii), (iii) and (iv) above and (y) such other evidence as it may reasonably require confirming the satisfaction of the Optional Release Condition set forth in clause (iv) above.

Subject to the satisfaction of the conditions set forth in this paragraph (a), on and after the Optional Release Date, but not otherwise, the covenants and related definitions set forth in Schedule C hereto shall be effective as if included in Section 10 of this Agreement and all representations and warranties and covenants contained in the Security Documents and any other Financing Document related to the Collateral or the grant or perfection of Liens on the Collateral (including, without limitation, those set forth in Sections 5.19, 9.7 and 10.5) shall be deemed to be of no force or effect. Any such release shall be without recourse to, or representation or

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warranty by, the Collateral Agent and shall not require the consent of any holder of Notes. Subject to the satisfaction of the conditions set forth in this paragraph (a), on and after the Optional Release Date, the Collateral Agent shall execute and deliver all such instruments, releases, financing statements or other agreements, and take all such further actions, at the request and expense of the Company, as shall be necessary to effectuate the release of Collateral pursuant to the terms of this paragraph.

(b) Without limiting the provisions of Section 15.1, the Company shall reimburse the Collateral Agent for all costs and expenses, including attorneys’ fees and disbursements, incurred by it in connection with any action contemplated by this Section 9.10.

Section 9.11. Maintenance of Rating on Notes. The Company will at all times maintain a rating by a nationally recognized rating agency on each series of Notes. Not less frequently than once every twelve calendar months during the term of each series of Notes, the Company shall cause such rating with respect to such Notes to be maintained by an Approved Rating Agency and evidence of such rating shall be delivered to each holder of Notes.

Although it will not be a Default or an Event of Default with respect to the Series B Notes if the Issuer fails to comply with any provision of Section 9 on or after the date of this Agreement and prior to the Second Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase such Series B Notes on the date of the Second Closing that is specified in Section 3.

Section 9.12 Post-Closing Matters. (i) Within two (2) Business Days following the First Closing, (A) the Company shall, or shall cause SP to, pay in full all of the Indebtedness of SP owed to the SP Lenders (hereinafter defined) (other than the CREZ Notes owed to the Fixed Rate Note Holders (hereinafter defined)) under that certain Credit Agreement, dated as of June 20, 2011 (as amended by Amendment No. 1 and Omnibus Amendment, dated as of October 11, 2011, Amendment No. 2, dated as of October 1, 2013, Amendment No. 3, dated as of May 29, 2014 and Amendment 4, dated as of December 11, 2014, the “SP Credit Agreement”) among SP, as the borrower, the several lenders (the “SP Lenders”) and fixed rate note holders (the “Fixed Rate Note Holders”) from time to time parties thereto, Société Générale, as collateral agent and as administrative agent, the Royal Bank of Canada and The Royal Bank of Scotland PLC, as co-syndication agents, The Bank of Nova Scotia, Mizuho Corporate Bank Ltd. and Sumitomo Mitsui Banking Corporation, as co-documentation agents, and Prudential Investment Management, Inc., as structuring and documentation advisor, (B) the Company shall cause, or shall cause SP to cause, all Liens securing Indebtedness under the SP Credit Agreement (other than Liens under the Security Documents) to be released, and (C) the CREZ Merger shall become effective and (ii) upon the effectiveness of the CREZ Merger, the Company shall execute and deliver to the Collateral Agent Deeds of Trust covering the Real Property Collateral acquired by it in the CREZ Merger so as to create in favor of the Trustee named therein for the benefit of the Collateral Agent and the other Secured Parties a valid and enforceable first priority Lien (subject only to Permitted Liens) on the Company’s interests in such Real Property Collateral.

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SECTION 10.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate; provided that, the foregoing shall not prohibit (i) Leases with Qualified Lessees and transactions relating thereto, (ii) any Qualified Lessee Affiliate Loan and any Indebtedness permitted under Section 10.6(d)(ii) of the Pru Note Purchase Agreement, (iii) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Company and its Subsidiaries in the ordinary course of business, and (iv) any transaction on terms approved by the majority of the board of directors (or comparable governing body) of InfraREIT or an Affiliate thereof who are “independent” (as such term is defined pursuant to the rules of the primary exchange on which the Capital Stock of InfraREIT is listed for trading) or a majority of the “independent” members of a committee of any such board of directors (or comparable governing body).

Section 10.2. Merger, Consolidation, Etc. The Company will not nor will the Company permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company or a Subsidiary Guarantor as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company or such Subsidiary Guarantor (other than in a transaction involving the Company), respectively, is not such corporation or limited liability company, such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes;

(b) each Subsidiary Guarantor under any Subsidiary Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(c) immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing;

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provided that, the foregoing shall not prohibit (i) any transaction permitted under Section 10.6 or (ii) the lease of assets by the Company or any Subsidiary Guarantor pursuant to the System Leases or any other Lease. No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

Section 10.3. Line of Business. The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the ownership of assets involved in the transportation or distribution of electricity, natural gas or water, and activities ancillary or supplementary thereto. Notwithstanding anything to the contrary contained herein but subject to compliance with Section 9.7, the Company shall be permitted to own, purchase and acquire equity interests in, and make capital contributions to, Project Finance Subsidiaries of the Company and Wholly-Owned Subsidiaries.

Section 10.4. Terrorism Sanctions Regulations. The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations Security Council or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 10.5. Liens. The Company will not, nor will it cause or permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to the Collateral or any other property of the Company or such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, or on any other asset now owned or hereafter acquired by the Company or such Subsidiary, except (each, a “Permitted Lien”):

(a) solely in the case of the Note Parties, Liens created or permitted by the Financing Documents on the assets of the Note Parties; and

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(b) (i) solely in the case of a Project Finance Subsidiary, Liens on assets owned by that Project Finance Subsidiary and (ii) Liens on the Capital Stock in that Project Finance Subsidiary, in each case to secure its Non-Recourse Debt;

(c) Liens created or permitted pursuant to the terms of the Security Documents, including on Cash Collateral (as defined in the Collateral Agency Agreement);

(d) Liens for Taxes which are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(e) any attachment or judgment Lien, unless such attachment or judgment Lien constitutes an Event of Default under Section 11(l) hereof;

(f) Liens of a lessor of equipment to the Company or any Subsidiary on such lessor’s leased equipment (but excluding equipment leased pursuant to a Capital Lease), including any of the foregoing which is evidenced by a protective UCC filing;

(g) Mechanics’, warehousemen’s, carriers’, workers’, repairers’, landlords’, and other similar liens arising or incurred in the ordinary course of business and (i) which do not in the aggregate materially detract from the value of property or assets subject to such Liens or materially impair the continued use thereof in the operation of the business or (ii) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Liens, or other Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, trade contracts, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

(h) zoning, entitlement, restriction, and other land use and environmental regulations by Governmental Authorities and encroachments, easements, rights of way, covenants, restrictions or agreements which do not materially interfere with the continued use of any asset as currently used in the conduct of the business;

(i) any encumbrances set forth in any franchise or governing ordinance under which any portion of the business is conducted which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(j) all rights of condemnation, eminent domain, or other similar right of any Person;

(k) any interest of title of a lessor under leases;

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(l) Liens securing Permitted Secured Indebtedness on a pari passu basis with the Obligations in accordance with the terms of the Collateral Agency Agreement;

(m) Liens securing Indebtedness of a Person on the date the Person becomes a Subsidiary of the Company or Liens on assets securing Indebtedness assumed by the Company or any Subsidiary when such assets are acquired by the Company or such Subsidiary including extensions, renewals or replacements of any such Liens; provided that (i) such Liens were not created in contemplation of such Person becoming a Subsidiary or the acquisition of such assets and (ii) such Liens may not extend to any other property owned by the Company or any of its Subsidiaries;

(n) Liens incurred after the date of the First Closing given to secure the payment of the purchase price in connection with the acquisition, construction or improvement of property useful and intended to be used in carrying on the business of the Company and its Subsidiaries, including Liens existing on such property at the time of acquisition or construction thereof or Liens incurred within 360 days of such acquisition or completion of such construction or improvement; provided that (i) the Liens shall attach solely to the property acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within 360 days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Indebtedness secured by such Lien), the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such property, whether or not assumed by the Company or a Subsidiary, shall not exceed the lesser of (x) the cost of such acquisition, construction or improvement or (y) the Fair Market Value of such property (as determined in good faith by the Company); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist; and

(o) from and after the Optional Release Date, and subject to satisfaction of the Optional Release Conditions, Liens securing obligations under this Agreement, the Notes, any Subsidiary Guaranty or any Material Credit Facility; provided that the Notes shall concurrently be secured equally and ratably with any such Material Credit Facility pursuant to documentation in form and substance reasonably acceptable to the Required Holders including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Section 10.6. Sale of Assets, Etc. The Company will not, and will not permit any of its Subsidiaries to, make any Asset Disposition unless:

(a) in the good faith opinion of the Company or such Subsidiary making the Asset Disposition, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged;

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(b) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

(c) the sum of the Disposition Value of the property subject to such Asset Disposition, plus the aggregate Disposition Value of all other property that was the subject of an Asset Disposition during the fiscal year in which such Asset Disposition occurs would not exceed 10% of Consolidated Total Assets as of the last day of the most recently ended fiscal quarter of the Company.

To the extent that the cash proceeds of any Asset Disposition are applied to an Indebtedness Prepayment Application or a Property Reinvestment Application within one year after such Asset Disposition, then such Asset Disposition (or, if less than all such cash proceeds are applied as contemplated hereinabove, the pro rata percentage thereof which corresponds to the cash proceeds so applied) shall be deemed not to be an Asset Disposition for the purpose of determining compliance with subsection (c) of this Section 10.6 as of any date.

Section 10.7. Restricted Payments. The Company will not, directly or indirectly, make or declare any Distribution unless there does not exist and, after giving effect to the proposed Distribution, there will not exist, a Default or an Event of Default; provided that, the Company shall be permitted to make any Distribution within 60 days after the date of declaration thereof if, at the date of declaration, such Distribution would have complied with the provisions set forth in this Section 10.7. The Company shall deliver to the holders of the Notes and the Collateral Agent before a Distribution is declared or made a certificate of a Responsible Officer of the Company stating that the foregoing condition has been satisfied and, if requested, providing supporting data and calculations.

Section 10.8. [Intentionally Omitted].

Section 10.9. Regulation. (a) The Company shall not be or become subject to FERC jurisdiction as a “public utility” under the FPA; provided, however, that the Company shall not be in default of the forgoing negative covenant if the Company becomes subject to FERC’s “public utility” jurisdiction under the FPA solely as a result of a change to the FPA or in FERC’s interpretation thereof or regulations thereunder, if the Company takes all necessary actions to comply with applicable FERC requirements and the operation of the System is uninterrupted; and

(b) The Company shall not, and shall use commercially reasonable efforts to cause any Specified Qualified Lessee not to violate in any material respect any regulation or order of the Public Utility Commission of Texas applicable to it.

(c) The Company shall not own, operate or control any electrical generating, transmitting or distribution facility, or effect or control any sale of electricity, outside of the ERCOT balancing area authority except (i) to the extent such ownership, operation, control or sale may be undertaken without the Company becoming subject to FERC’s “public utility” jurisdiction or becoming an “electric utility company” or “holding company” as those terms are

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defined in PUHCA, or (ii) interconnected transmission or distribution assets or systems located substantially in the State of Texas or deriving a majority of their revenue from customers within the State of Texas.

Section 10.10. Amendments to Organizational Documents. The Company will not nor will it cause or permit any of its Subsidiaries to, amend, supplement, terminate, replace or waive any provision of its operating agreement or other organization documents if such amendment, supplement, termination, replacement or waiver could reasonably be expected to have a Material Adverse Effect.

Section 10.11. Project Documents. The Company will not, and will not permit any Subsidiary to, amend, modify, supplement, replace, renew, extend, terminate or waive any provision of any Lease to which the Company or such Subsidiary is party, or consent to any amendment, modification, supplement, replacement, renewal, extension, termination or waiver of any such Lease except (i) to the extent the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) if the Company reasonably believes, after giving effect thereto, the Company will generate sufficient revenue and hold sufficient assets to satisfy the requirements of Section 9.9.

Although it will not be a Default or an Event of Default with respect to the Series B Notes if the Issuer fails to comply with any provision of Section 10 on or after the date of this Agreement and prior to the Second Closing, if such a failure occurs, then any of the Purchasers may elect not to purchase such Series B Notes on the date of the Second Closing that is specified in Section 3.

SECTION 11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d), Section 9.9 or Section 10; or

(d) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)), in any Note Document or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from the Collateral Agent or any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

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(e) (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any other Note Document or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f) with respect to any Lease to which the Company or a Subsidiary thereof is a party (other than Leases pursuant to which the Company recognized revenue, in the aggregate, that constituted 10% or less of the total consolidated revenue of the Company and its Subsidiaries (other than Project Finance Subsidiaries) as set forth on the face of the consolidated statements of operations for the four consecutive fiscal quarter period that ended on the date of the financial statements most recently delivered pursuant to Section 7.1), (i) any such Lease is declared to be null and void or is otherwise unenforceable, or any party thereto claims that any such agreement is unenforceable (unless, within 90 days after such declaration or claim, replaced by a Lease that complies with the provisions of Section 10.11), (ii) one or more payment defaults in an amount in excess of $10,000,000 in the aggregate occurs across all such Leases, after giving effect to any cure periods specified therefor or (iii) any default or event of default (other than those referred to in clause (i) or (ii) of this Section 11(f)) occurs under any such Lease that could reasonably be expected to have a Material Adverse Effect and such default or event of default continues for more than 90 days; or

(g) except as would not reasonably be expected to result in a Material Adverse Effect, any Required Permit is terminated without being timely replaced (if the terminated Permit continues to be a Required Permit), revoked or otherwise is not in effect; provided, however, that the termination without immediate renewal of any franchise agreement pursuant to which the Qualified Lessee operating the applicable portion of the System is authorized to operate the System and collect fees for services shall not constitute an Event of Default if the parties to the franchise agreement continue to perform in accordance with the terms of such agreement notwithstanding the termination; or

(h) any Security Document ceases to give the Collateral Agent perfected first priority Liens (subject to Permitted Liens) in a material portion of the Collateral, taken as a whole, purported to be covered thereby for any reason; or any Note Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect; or any Note Party contests in writing the validity or enforceability of any Note Document; or any Note Party denies in writing that it has any further liability or obligation under any Note Document or purports to revoke, terminate or rescind any Note Document, other than, for each of the foregoing, as expressly permitted hereunder or thereunder (including by amendment, waiver and/or consent granted in accordance with the terms hereunder or thereunder) or satisfaction in full of the Obligations; or

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(i) (i) the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000, in each case beyond any period of grace provided with respect thereto, (ii) the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any agreement relating to Indebtedness in an aggregate outstanding principal amount of at least $10,000,000, or any other condition exists, and as a consequence of such default or condition, such Indebtedness has become or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment or (iii) a default or an event of default occurs under the Pru Note Purchase Agreement or the RBC Agreement, and such failure continues for more than any cure period specified therefore and has not otherwise been waived; or

(j) the Company or any Significant Subsidiary or, to the extent the same would reasonably be expected to result in a Material Adverse Effect, any Qualified Lessee, (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes limited liability company action for the purpose of any of the foregoing; or

(k) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, any of its Significant Subsidiaries or, to the extent the same would reasonably be expected to result in a Material Adverse Effect, any Qualified Lessee, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any such Person, or any such petition shall be filed against any such Person and such petition shall not be dismissed within 60 days; or

(l) one or more final judgments or orders for the payment of money aggregating in excess of $10,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company or any Significant Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

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(m) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 12.	REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(j) or (k) (other than an Event of Default described in clause (i) of Section 11(j) or described in clause (vi) of Section 11(j) by virtue of the fact that such clause encompasses clause (i) of Section 11(j)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon in respect of any series (including, but not limited to, interest accrued thereon in respect of any series at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the

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full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, in any other Note Document or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty , any Note or any other Note Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12 or under any other Note Document, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

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SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement or any other Note Document. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. (a) Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a) or Schedule 1(b), as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. The transferee of any Note in accordance with Section 13.1 shall have all rights, benefits and obligations of the Purchaser of such Note under the Note Documents as if such holder were an original signatory hereto without any further action being required under the Note Documents.

(b) If no Default or Event of Default has occurred and is continuing, each holder of a Note hereby agrees that it will not offer for sale or sell any of its Notes, or parts thereof, other than to an Affiliate, or to another holder of a Note without first delivering written notice to the

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Company (a “Right of First Offer Notice”) of its intent to sell such Notes or part thereof. Such Right of First Offer Notice shall contain a reasonably detailed description of the proposed terms of such sale, including, without limitation, the proposed purchase price (the “Proposed Purchase Price”), and the principal amount of Note(s) that such holder of Note(s) desires to sell, for such Notes. If the Company so desires it may, within 3 Business Days of the receipt of such Right of First Offer Notice, inform such holder of a Note in writing via email or overnight delivery that it elects to purchase, or have an Affiliate or Institutional Investor designated by the Company purchase, such Notes (a “Purchase Notice”) from the holder of Note delivering such Right of First Offer Notice at the Proposed Purchase Price, provided, however, that if at such time a Default or Event of Default shall have occurred and be continuing, a holder of a Note shall have no obligation to deliver a Right of First Offer Notice to the Company and the Company shall not have the right to purchase, and no Affiliate or any other entity designated by the Company shall have a right to purchase, the Notes of the holder. The aggregate principal amount of the Notes specified in such Purchase Notice shall be purchased by the Company, or such Affiliate or Institutional Investor, for the Proposed Purchase Price, together with accrued interest on such Notes to the purchase date, on the date specified by the Company in such Purchase Notice, which shall be not more than 30 days following delivery of such Purchase Notice. If a holder of a Note does not receive a Purchase Notice from the Company within 3 Business Days after the delivery of a Right of First Offer Notice to the Company, such holder of a Note shall have the right to sell its Notes identified in such Right of First Offer Notice to a third party purchaser (other than a Disqualified Purchaser) for a price which is not less than 90% of the Proposed Purchase Price identified in such Right of First Offer Notice at any time during the period of 120 days from the date of such Right of First Offer Notice.

Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

SECTION 14.	PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Well Fargo Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee in accordance with Section 13.1 of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.	EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty, the Notes or any other Note Document (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty, the Notes or any other Note Document or in responding to any subpoena or other legal process or informal investigative demand issued (i) in connection with this Agreement, any Subsidiary Guaranty, the Notes or any other Note Document, or (ii) by reason of being a holder of any Note, (b) the costs and expenses, including

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, any Subsidiary Guaranty and any other Note Document and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 per series of Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty, the Notes or any other Note Document, and the termination of this Agreement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes and the other Note Documents, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note; provided that, no representation or warranty shall be deemed to be made as of any time other than the date of execution and delivery of this Agreement, the Notes or the other Note Documents, as applicable. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or the other Note Documents shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes, any Subsidiary Guaranties and any other Note Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

SECTION 17.	AMENDMENT AND WAIVER.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b) no amendment or waiver may, without the written consent of (A) prior to the Second Closing, each holder of a Series A Note at the time outstanding and each Purchaser of Series B Notes, and (B) any time on or after the Second Closing, each holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2), 11(a), 11(b), 12, 17 or 20.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty or any other Note Document. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty or any other Note Document to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note or any other Note Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Subsidiary Guaranty or any other Note Document by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty or any other Note Document applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty or any other Note Document shall operate as a waiver of any rights of any holder of such Note.

Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes or any other Note Document, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes or any other Note Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.	NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by facsimile or telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Kristin Boyd, or at such other address as the Company shall have specified to the holder of each Note in writing.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at each Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means Information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that (a) other than as a result of disclosure by any other Purchaser or its employees or agents in violation of this Section 20, was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) other than as a result of disclosure by any other Purchaser or its employees or agents in violation of this Section 20, subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) other than as a result of disclosure by any other Purchaser or its employees or agents in violation of this Section 20, otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. “Information” means information concerning the Company or its Subsidiaries, irrespective of its source or form of communication, furnished by or on behalf of the Company or any of its Subsidiaries, including without limitation notes, analyses, compilations, studies or other documents or records prepared by any Purchaser, which contain or reflect or were generated from information supplied by or on behalf of the Company or its Subsidiaries. Each Purchaser will use the Confidential Information solely for purposes pertinent to such Purchaser’s evaluation, holding, monitoring, enforcement, permitted transfers and uses

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

ancillary to the foregoing, all in respect of the Notes, and will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty or any other Note Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any other Note Document, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.	SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

*    *    *    *    *

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By	/s/ Brant Meleski
	Title:	Senior Vice President and Chief
Financial Officer

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

METROPOLITAN LIFE INSURANCE COMPANY

METROPOLITAN INSURANCE COMPANY USA
By	Metropolitan Life Insurance Company, its Investment Manager

By:	/s/ John Wills
	Name:	John Wills
	Title:	Managing Director

EMPLOYERS REASSURANCE CORPORATION
By	MetLife Investment Advisors, LLC, its Investment Adviser

By:	/s/ C. Scott Inglis
	Name:	C. Scott Inglis
	Title:	Managing Director

LINCOLN BENEFIT LIFE COMPANY
By	MetLife Investment Advisors, LLC, its Investment Manager

SYMETRA LIFE INSURANCE COMPANY
By	MetLife Investment Advisors, LLC, its Investment Manager

By:	/s/ C. Scott Inglis
	Name:	C. Scott Inglis
	Title:	Managing Director

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

PENSIONSKASSE DES BUNDES PUBLICA
By	MetLife Investment Management Limited, as Investment Manager

By:	/s/ John Tanyeri
	Name:	John Tanyeri
	Title:	Managing Director

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
	Name:	John B. Wheeler
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
	Name:	John B. Wheeler
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
	Name:	John B. Wheeler
	Title:	Managing Director

BANNER LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
	Name:	John B. Wheeler
	Title:	Managing Director

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Michael W. Boyd
	Name:	Michael W. Boyd
	Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Michael W. Boyd
	Name:	Michael W. Boyd
	Title:	Managing Director

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

COBANK, ACB

By:	/s/ Dustin Zubke
	Name:	Dustin Zubke
	Title:	Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

VOYA INSURANCE AND ANNUITY COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY
By: Voya Investment Management LLC, as Agent

By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Senior Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd,., as Investment Manager

By:	Prudential Investment Management, Inc., as Sub-Adviser

By:	/s/ Richard Carrell
	Name:	Richard Carrell
	Title:	Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Richard Carrell
	Name:	Richard Carrell
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Richard Carrell
	Name:	Richard Carrell
	Title:	Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

By:	AllianceBenrstein, LP, its Investment Advisor

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Senior Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

GERBER LIFE INSURANCE COMPANY

By:	AllianceBernstein LP, its Investment Advisor

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Senior Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Thomas M. Donohue
	Name:	Thomas M. Donohue
	Title:	Manager Director

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Nicole Tullo
	Name:	Nicole Tullo
	Title:	Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

USAA LIFE INSURANCE COMPANY

By:	/s/ James F. Jackson, Jr.
	Name:	James F. Jackson, Jr.
	Title:	Executive Director

USAA LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ James F. Jackson, Jr.
	Name:	James F. Jackson, Jr.
	Title:	Executive Director

USAA CASUALTY INSURANCE COMPANY

By:	/s/ R. Neal Graves
	Name:	R. Neal Graves
	Title:	Executive Director

USAA GENERAL INDEMNITY COMPANY

By:	/s/ R. Neal Graves
	Name:	R. Neal Graves
	Title:	Executive Director

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

DEARBORN NATIONAL LIFE INSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
CATHOLIC FINANCIAL LIFE
CATHOLIC UNITED FINANCIAL
ROYAL NEIGHBORS OF AMERICA
POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.
MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:	/s/ Lowell Bolken
	Name:	Lowell Bolken
	Title:	Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Frederick B. Howard
	Name:	Frederick B. Howard
	Title:	Vice President

Sharyland Distribution & Transmission Services, L.L.C.	Note Purchase Agreement

This Agreement is hereby accepted and agreed to as of the date hereof.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Stuart Shepetin
	Name:	Stuart Shepetin
	Title:	Investment Officer

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Approved Rating Agency” shall mean any one of Moody’s, S&P, Fitch Ratings, Ltd., DBRS Limited and Kroll Bond Rating Agency, Inc.

“Asset Disposition” means any Transfer except:

(a) any Transfer (x) from any Subsidiary to the Company or any Subsidiary Guarantor (y) solely between or among the Company and the Subsidiary Guarantors or (z) from a Subsidiary (which is not a Subsidiary Guarantor) to another Subsidiary;

(b) any Transfer made in the ordinary course of business and involving only inventory or any other property that is either (1) held for lease or sale or (2) worn-out, obsolete, surplus or no longer required in the operation of the business of the Company or any of its Subsidiaries;

(c) any Transfer or series of related Transfers involving property or assets having a Disposition Value of less than $1,000,000;

(d) Dispositions permitted by Section 10.2, Liens permitted by Section 10.5, Distributions permitted by Section 10.7 and capital contributions to Project Finance Subsidiaries and Wholly-Owned Subsidiaries permitted by Section 10.3;

(e) any lease of the System or any other transmission and distribution assets and related assets pursuant to a Lease to which the Company or a Subsidiary is a party;

(f) any Transfer of the Capital Stock of a Project Finance Subsidiary or the assets of any Project Finance Subsidiary in connection with and pursuant to the exercise of remedies under the documentation governing Non-Recourse Debt incurred by such Project Finance Subsidiary;

SCHEDULE A

(to Note Purchase Agreement)

(g) any Transfer consisting of goods and inventory from the Company or any Subsidiary to a Qualified Lessee at cost or on such other terms as may be approved by a majority of the board of directors (or comparable governing body) of InfraREIT or an Affiliate thereof who are “independent” (as such term is defined pursuant to the rules of the primary exchange on which the Capital Stock of InfraREIT or such Affiliate is listed for trading), or a majority of the “independent” members of a committee of any such board of directors (or comparable governing body); and

(h) in connection with any acquisition after the date of Closing that is not prohibited under this Agreement, (i) Transfers of operating assets and related assets to a Qualified Lessee and (ii) Transfers of property that is not electric transmission or distribution assets, in each case (x) which are, in the aggregate, not material in relation to the assets acquired and (y) upon fair and reasonable terms no less favorable to such Person than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Dallas, Texas are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participation, patronage capital or other equivalents of or interest in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

“Change of Control” means

(a) Hunt Family Members cease to Control Sharyland, or any Person other than a Qualified Lessee shall be the lessee under any lease with respect to the System; or

(b) InfraREIT Partners shall cease to own or control, directly or indirectly, more than 50% of the outstanding voting equity interest of the Company.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

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“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means, collectively, the collateral described in each of the Security Documents.

“Collateral Agency Agreement” means the Second Amended and Restated Collateral Agency Agreement, dated as of December 10, 2014, among the Collateral Agent, the Company, the holders of the Notes and the holders of the other Permitted Secured Indebtedness from time to time party thereto (as the same may be amended, restated, amended and restated, supplemented, joined or otherwise modified from time to time).

“Collateral Agent” means The Bank of New York Mellon Trust Company, N.A., a national association, acting in its capacity as collateral agent for itself and the other Secured Parties, or its successors in such capacity appointed pursuant to the terms of the Collateral Agency Agreement.

“Collateral Release Ratings Requirement” means the requirement that the Company’s senior unsecured non-credit enhanced indebtedness for borrowed money be rated BBB (with at least a stable outlook) or higher by S&P and Baa2 (with at least a stable outlook) or higher by Moody’s; provided that if at any time either Moody’s or S&P, or both, shall no longer maintain a rating for the Company’s senior unsecured non-credit enhanced indebtedness for borrowed money, the Required Holders and the Company may agree to determine the Collateral Release Ratings Requirement using the corresponding ratings level of one or more ‘nationally recognized statistical rating organizations’ (as such phrase is used in Rule 436 under the Securities Act).

“Company” means Sharyland Distribution & Transmission Services, L.L.C., a Texas limited liability company, or any successor that becomes such in the manner prescribed in Section 10.2.

“Competitor” means a Person (other than the Company or any of its Affiliates) whose primary business is substantially similar to or in competition with that carried out by the Company or any of its Affiliates; provided that the foregoing shall not include (a) commercial or corporate banks, (b) insurance companies and (c) any funds which principally hold passive investments in commercial loans or debt securities for investment purposes in the ordinary course of business.

“Confidential Information” is defined in Section 20.

“Consolidated Net Worth” shall mean at any date, the sum of all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of the Company and its consolidated Subsidiaries (and, if positive, of Sharyland and its consolidated Subsidiaries) under stockholders’ equity at such date, plus minority interests, as determined in accordance with GAAP minus any stockholders equity attributable to any Project Finance Subsidiary, provided, however, that any effects resulting from SFAS 158 shall be excluded for purposes of the calculation of Consolidated Net Worth.

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“Consolidated Total Assets” means, at any time, the total assets of the Company and its Subsidiaries which would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“CREZ Lease” shall mean the Second Amended and Restated Lease Agreement (CREZ Assets) dated as of December 1, 2014, between the Company (or, prior to the consummation of the CREZ Merger, SP), as lessor, and Sharyland, as lessee, as such lease may be amended, restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof, in accordance with Section 9.8 of this Agreement.

“CREZ Merger” shall mean the merger between the Company and SP, with the Company surviving.

“CREZ Notes” means SP’s 5.04% Fixed Rate Notes due June 20, 2018 issued under that certain Credit Agreement dated June 20, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time) in an aggregate principal amount of $60,000,000, which Fixed Rate Notes are intended to be assumed by the Company in connection with the CREZ Merger.

“CREZ Project” shall mean the five transmission lines, four substations and other facilities in Texas identified and awarded to Sharyland by the Public Utility Commission of Texas (the “PUCT”) in Docket Number 37902.

“Deeds of Trust” means (i) the Amended and Restated First Lien Deed of Trust, Security Agreement and Fixture Filing (Texas) and each First Lien Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Texas) by and from the Company, as grantor, to Linda Daugherty, as trustee, for the benefit of the Collateral Agent and the other Secured Parties, dated as of December 10, 2014, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time and (ii) each other deed of trust by and from the Company, as grantor, for the benefit of the Collateral Agent and the other Secured Parties entered into from time to time.

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“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, N.A. in New York, New York as its “base” or “prime” rate.

“Deposit Agreement” means the Amended and Restated Deposit Account Control Agreement, dated as of December 10, 2014, among the Company, the Collateral Agent and Bank of America, N.A.

“Development Agreement” means that certain Development Agreement to be entered into among Hunt Transmission Services, L.L.C., Sharyland, InfraREIT and/or InfraREIT Partners in connection with one or more New Projects, pursuant to which Hunt Transmission Services, L.L.C. has granted InfraREIT a right of first offer related to the New Projects identified therein, as amended from time to time in accordance with its terms.

“Disclosure Documents” is defined in Section 5.3.

“Disposition Prepayment Date” is defined in Section 8.9.

“Disposition Response Date” is defined in Section 8.9.

“Disposition Value” means, at any time, with respect to any property

(a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Company, and

(b) in the case of property that constitutes Subsidiary Stock, an amount equal to (x) the book value of all assets of the Subsidiary that issued such Subsidiary Stock multiplied by (y) the percentage of all of the outstanding Capital Stock of such Subsidiary represented by such Subsidiary Stock (assuming, in making such calculations, that all Securities convertible into such Capital Stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined at the time of the disposition thereof, in good faith by the Company.

“Disqualified Purchaser” shall mean, on any date, (a) any Competitor and (b) any Affiliate of any Person identified in clause (a) above; provided that the foregoing shall not include any Person of the type listed in clause (c) of the definition of “Institutional Investor” that would otherwise be deemed to be an Affiliate of a Competitor solely because it holds a passive investment in a Competitor.

“Distributions” means, with respect to any Person, any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or

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similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Capital Stock or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof) as such, or any option, warrant or other right to acquire any such dividend or other distribution or payment.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERCOT” means the Electric Reliability Council of Texas or any successor hereto.

“ERCOT Transmission Lease” shall mean the Lease Agreement (ERCOT Transmission Assets), dated as of December 1, 2014, between the Company, as lessor, and Sharyland, as lessee, as such lease may be amended restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof, in accordance with Section 9.8 of this Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

“FATCA” means Sections 1471 through 1474 of the Code, as amended, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

“FERC” means the Federal Energy Regulatory Commission, or any successor agency to its duties and responsibilities.

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“Financing Documents” means, collectively, this Agreement, the Notes, the RBC Agreement, the Pru Note Purchase Agreement, the Pru Notes, the Security Documents, any other documents, agreements or instruments entered into in connection with any of the foregoing and any other documents, agreements or instruments from time to time constituting “Financing Agreements” under the Collateral Agency Agreement.

“First Closing” is defined in Section 3.

“Fixed Rate Note Holders” is defined in Section 9.12.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“FPA” means the Federal Power Act, 16 U.S.C. §§791 et seq., as amended, and the regulations of the FERC thereunder.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government, or

(c) ERCOT, or

(d) the Texas Regional Entity.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

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“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (or, if less, the maximum amount for which such Guaranty is made) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Hunt Family Members” means (i) Ray L. Hunt; (ii) the spouse of Ray L. Hunt and each of his children and siblings; (iii) the spouse and lineal descendants of any Person identified in the foregoing clause (ii); (iv) any trust or account primarily for the benefit of any Person or Persons identified in the foregoing clauses (i), (ii) or (iii); (v) any corporation, partnership or other entity in which any of the Persons identified in the foregoing clauses (i), (ii), (iii) or (iv) are

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the beneficial owners of substantially all of the shares of Capital Stock, membership interests, partnership interests or other equity interests and options or warrants to acquire, or securities convertible into, Capital Stock, membership interests, partnership interests, or other equity securities of an entity; and (vi) the personal representative or guardian of any of the Persons identified in the foregoing clauses (i), (ii) and (iii) upon such Person’s death for purposes of the administration of such Person’s estate or upon such Person’s disability or incompetency for purposes of protection and management of the assets of such Person.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases; provided, however, that for purposes of this definition (including with respect to clauses (i) and (ii) hereof), the System Leases, any other Lease and any similar lease (including with respect to assets leased by such Person, as lessee, where such Person in turn subleases such assets, as lessor, and receives lease payments under such sublease representing all or a substantial portion of the lease payments under the primary lease) shall not be treated as a Capital Lease;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); provided, however, that for purposes of this definition, any surety bonds or indemnification agreements entered into by Sharyland (with respect to which the Company or a Subsidiary has a reimbursement or backstop obligation) in connection with condemnation proceedings shall be excluded;

(f) the aggregate Swap Termination Value of all Swap Contracts of such Person; and

(g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

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“Indebtedness Prepayment Application” means, with respect to any Transfer of property constituting an Asset Disposition, the application by the Company or any Subsidiary of cash in an amount equal to the Net Proceeds Amount (or portion thereof) with respect to such Transfer to repay or retire Senior Indebtedness; provided, that in the event such Senior Indebtedness would otherwise permit the reborrowing of such Senior Indebtedness by the Company or such Subsidiary, the commitment to relend such Senior Indebtedness shall be permanently reduced by the amount of such Indebtedness Prepayment Application; provided further that in the course of making such application the Company shall offer to prepay each outstanding Note in accordance with Section 8.9 in a principal amount which equals the Ratable Portion for such Note. If any holder of a Note fails to accept such offer of prepayment, then the Company shall use the amount of the offered prepayment not accepted to pay down other Senior Indebtedness which constitutes Indebtedness as set forth hereinabove. “Ratable Portion” for any Note means an amount equal to the product of (x) the Net Proceeds Amount being so applied to the payment of Senior Indebtedness multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Indebtedness of the Company and its Subsidiaries.

“InfraREIT” means InfraREIT, Inc., a Maryland corporation, and its successors.

“InfraREIT Partners” means InfraREIT Partners, LP, a Delaware limited partnership.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Investment Grade Credit Rating” means with respect to any Person, a rating of the long-term unsecured debt securities of such Person (or if such rating is unavailable, issuer rating) equal to or higher than (1) “BBB-” (or the equivalent) with a stable or better outlook by Standard& Poor’s Financial Services LLC, or (2) “Baa3” (or the equivalent) with a stable or better outlook by Moody’s Corporation; provided, that if such Person has a rating from both Standard & Poor’s Financing Services LLC and Moody’s Corporation, then the applicable rating shall be deemed to be the lower of the two.

“Leases” means the System Leases and any other leases of transmission and distribution and related assets to a Qualified Lessee under which the Company or any Subsidiary of the Company is a party as a lessor.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

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“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Note Parties to perform their respective obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under its Subsidiary Guaranty, (d) the validity or enforceability of this Agreement or any other the Note Document, or (e) the validity, perfection or priority of the Collateral Agent’s Liens on any Material Collateral.

“Material Credit Facility” means, as to the Company and its Subsidiaries (other than any Project Finance Subsidiary):

(a) the RBC Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancings thereof;

(b) the Pru Note Purchase Agreement; and

(c) any other agreements creating or evidencing indebtedness for borrowed money (other than intercompany indebtedness) entered into on or after the date of Closing by the Company or any Subsidiary (other than a Project Finance Subsidiary), or in respect of which the Company or any such Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding (individually or in the aggregate with respect to a related series of agreements) or available for borrowing equal to or greater than the greater of (i) $30,000,000 or (ii) 10% of the aggregate commitments under the Company’s primary working capital facility (or, in each case, the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency at such time).

“Material Indebtedness” means any Indebtedness of the Company or its Subsidiaries (other than Indebtedness under the Notes) (i) exceeding $10,000,000 or (ii) issued under, or pursuant to, any Material Credit Facility.

“Material Project Document” means (i) any contract or agreement that is related to the ownership, operation, maintenance, management service, repair or use of the System entered into by the Company or any Subsidiary that involves full payments or obligations of the Company or any Subsidiary in excess of $5,000,000 in any calendar year, and (ii) Leases, but shall exclude any documents subject to Section 10.10 herein.

“Maturity Date” is defined in the first paragraph of each Note.

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“McAllen Lease” shall mean the Third Amended and Restated Lease Agreement (McAllen System), dated as of December 1, 2014, between the Company, as lessor, and Sharyland, as lessee, as such lease may be amended restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof, in accordance with Section 9.8 of this Agreement.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Net Proceeds Amount” means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(a) the aggregate amount of the consideration (if not cash, valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) allocated to such Person in respect of such Transfer, net of any applicable taxes incurred in connection with such Transfer, minus

(b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

“New Project” shall mean any transmission or distribution project, including any such project acquired or built by a Project Finance Subsidiary, any “Footprint Project” (as defined in the Leases) that the Company or a Subsidiary of the Company funds pursuant to a Lease and any such project that InfraREIT or a Subsidiary thereof acquires pursuant to the Development Agreement.

“Non-Recourse Debt” means Indebtedness of a Project Finance Subsidiary or a Subsidiary of Sharyland, as the case may be, that, if secured, is secured solely by a pledge of collateral owned by such Project Finance Subsidiary or such Subsidiary of Sharyland, as the case may be, and the Capital Stock in such Project Finance Subsidiary or such Subsidiary of Sharyland, as the case may be, and for which no Person other than such Project Finance Subsidiary or such Subsidiary of Sharyland, as the case may be, is personally liable.

“Non-U.S. Purchaser” means a Purchaser (or holder of a Note) that is not a “United States person” (as defined in Section 7701(a)(30) of the Code).

“Note Documents” means this Agreement, the Notes, the Security Documents, the Subsidiary Guaranties, all documents evidencing or securing the Obligations and all documents, instruments and agreements executed from time to time in connection with any of the foregoing, together with any amendment, waiver, supplement or other modification to any of the foregoing.

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“Note Parties” means the Company and each Subsidiary that is a party to a Note Document, as applicable.

“Notes” is defined in Section 1.

“Obligation” means any loan, advance, debt, liability, and obligation of performance, howsoever arising, owed by the Note Parties to the Collateral Agent or the to holders of the Notes of any kind or description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of this Agreement, any Note or any of the other Note Documents, including all principal, interest, Make-Whole Amounts, fees, charges, expenses, attorneys’ fees and accountants fees payable or reimbursable by the Company under this Agreement or any of the other Note Documents.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any comprehensive economic sanctions or embargoes that OFAC administers and enforces against certain countries or territories (currently, Crimea, Cuba, Iran, North Korea, Sudan, and Syria).

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Optional Release Conditions” is defined in Section 9.10.

“Optional Release Date” is defined in Section 9.10.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permit” means any action, approval, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from a Governmental Authority, provided that interests or estates in real property shall not be considered Permits.

“Permitted Lien” is defined in Section 10.5.

“Permitted Secured Indebtedness” has the meaning given to it in the Collateral Agency Agreement.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or

A-13-

maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Pledge Agreement” means the Amended and Restated Assignment of Membership Interests and Pledge Agreement, dated as of December 10, 2014, by TDC, with respect to its membership interests in the Company, to the Collateral Agent.

“Preferred Stock” means any class of Capital Stock of a Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Project Finance Subsidiary” means a special purpose Subsidiary of a Person created to develop a New Project and to finance such New Project solely with Non-Recourse Debt and equity.

“Property Reinvestment Application” means, with respect to any Transfer of property constituting an Asset Disposition, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Company or any of its Subsidiaries of assets to be used in the principal business of the Company or any of its Subsidiaries.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Pru Note Purchase Agreement” means collectively and individually (i) that certain Amended and Restated Note Purchase Agreement dated September 14, 2010 and (ii) that certain Amended and Restated Note Purchase Agreement dated July 13, 2010, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Pru Notes” means collectively and individually the Company’s 7.25% Senior Notes due December 30, 2029 and the Company’s 6.47% Senior Notes due September 30, 2030 issued under the applicable Pru Note Purchase Agreement.

“PTE” is defined in Section 6.2(a).

“Public Utility Holding Company Act” or “PUHCA” means the Public Utility Holding Company Act of 2005, and FERC’s implementing regulations related thereto.

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

A-14-

“Qualified Lessee” means Sharyland and/or any other utility that is (x) approved or authorized by the applicable public utility commission or similar regulatory authority to operate and/or lease the transmission and/or distribution assets of the Company or any Subsidiary and (y) a party to a then-effective lease agreement with the Company or a Subsidiary thereof pursuant to which such utility leases and operates such entity’s transmission and/or distribution assets.

“Qualified Lessee Affiliate Loan” means loans made by InfaREIT Partners or a Subsidiary thereof to Qualified Lessees from time to time in an aggregate principal amount not to exceed $10,000,000 at any time outstanding as long as the use of proceeds of such loans is limited to the acquisition or financing of equipment or other assets used in the Qualified Lessee’s operation or lease of transmission or distribution assets from the Company or a Subsidiary thereof pursuant to a Lease.

“QPAM Exemption” is defined in Section 6.2(d).

“RBC” means Royal Bank of Canada, a Canadian banking institution.

“RBC Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of December 10, 2014, among the Company, as borrower, the lenders from time to time party thereto and RBC, administrative agent, which as of the date hereof constitutes the Company’s principal revolving credit agreement as the same may be amended, restated, supplemented and otherwise modified from time to time.

“Real Property Collateral” means any fee owned real property (other than easements and rights of way) with a fair market value in excess of $3,000,000.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Holders” means at any time (a) after the First Closing but before the Second Closing, the holders of more than 50% of the Notes outstanding, provided that only for the purposes of this clause (a), the Notes scheduled to be issued at the Second Closing shall be deemed to be outstanding (exclusive of Notes then owned by any Note Party or any of their Affiliates), and (b) at any time on or after the Second Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Required Permit” means all governmental and third party Permits, patents, copyright, proprietary software, service marks, trademarks and trade names, or rights thereto, that are material to the ownership, leasing, operating and maintenance of the System.

“Requirements of Law” means as to any Person, the certificate of incorporation or formation and by-laws or partnership or operating agreement or other organizational or governing documents of such Person, and any local, state or Federal law, regulation, rule, ordinances or determination, interpretation or order of an arbitrator or a court or other

A-15-

Governmental Authority, and any Required Permit, in each case applicable to or binding upon such Person or any of its properties or its business or to which such Person or any of its properties or its business is subject.

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Closing” is defined in Section 3.

“Secured Parties” means the Collateral Agent, the holders of the Notes and the other Secured Parties (as defined in the Collateral Agency Agreement) from time to time.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Security Agreement” means the Amended and Restated Security Agreement, dated as of September 29, 2015, among the Company and the Collateral Agent.

“Security Documents” means (i) the Collateral Agency Agreement, Security Agreement, the Deeds of Trust, the Pledge Agreement and the Deposit Agreement, and (ii) other security documents entered into pursuant to Section 9.7 and any other security documents, financing statements and the like filed or recorded in connection with the foregoing.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Senior Indebtedness” means and includes any Indebtedness of the Company (other than Indebtedness owing to any Affiliate) which is not expressed to be junior or subordinate in right of payment to any other Indebtedness of the Company.

“series” means any series of Notes issued pursuant to this Agreement.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Sharyland” means Sharyland Utilities, L.P., a Texas limited partnership.

A-16-

“Significant Subsidiary” means at any time any Subsidiary that would at such time constitute a “significant subsidiary” (as such term is defined in Regulation S-X of the SEC as in effect on the date of the First Closing) of the Company.

“Source” is defined in Section 6.2.

“SP” means Sharyland Projects, L.L.C., a Project Finance Subsidiary.

“Specified Qualified Lessee” means Sharyland and any Qualified Lessee (a) (i) without an Investment Grade Credit Rating or (ii) whose obligations under the applicable Leases are not guaranteed by an entity with an Investment Grade Credit Rating and (b) whose business is limited to the leasing of transmission and/or distribution assets from the Company or any of its Subsidiaries or Affiliates.

“Stanton/Brady/Celeste Lease” shall mean (A) prior to the effectiveness of the Stanton/Brady/Celeste Lease Amendment and Restatement, the Second Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets), dated as of December 1, 2014, between the Company, as lessor, and Sharyland, as lessee, and (B) upon the effectiveness of the Stanton/Brady/Celeste Lease Amendment and Restatement, the Stanton/Brady/Celeste Lease Amendment and Restatement, as such lease may be amended restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof, in accordance with Section 9.8 of this Agreement.

“Stanton/Brady/Celeste Lease Amendment and Restatement” shall mean the Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets), between the Company, as lessor, and Sharyland, as lessee.

“STL Lease” shall mean the Third Amended and Restated Lease Agreement (Stanton Transmission Loop Assets, dated as of December 1, 2014, between the Company (as the successor in interest to SDTS FERC, L.L.C.), as lessor, and Sharyland (as the successor in interest to SU FERC, L.L.C.), as lessee, as such lease may be amended, restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof, in accordance with Section 9.8 and 10.11 of this Agreement, as applicable.

“SP Credit Agreement” is defined in Section 9.12.

“SP Lenders” is defined in Section 9.12.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

A-17-

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 9.7(d).

“Substitute Purchaser” is defined in Section 21.

“Subsidiary Stock” means, with respect to any Person, the Capital Stock of any Subsidiary of such Person.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“System” means the Company’s and/or any Subsidiary’s (other than a Project Finance Subsidiary’s) integrated electrical transmission and distribution facilities located primarily in the State of Texas and the systems and other property necessary to operate the transmission and distribution facilities, and all improvements to and expansions of such facilities, and each New

A-18-

Project (upon its completion) owned by the Company or a Subsidiary (other than a Project Finance Subsidiary) thereof; provided that, for the purposes hereof, “System” shall not be deemed to include any easements held by the Company or any Subsidiary.

“System Leases” means (1) the McAllen Lease, (2) the Stanton/Brady/Celeste Lease, (3) the ERCOT Transmission Lease, (4) the STL Lease, (5) the CREZ Lease and (6) any and all other Leases and supplements thereto in connection with the System and the transmission and distribution facilities ancillary thereto and any easements associated therewith, in the case of each of the foregoing clauses (1) through (6) as amended, restated, supplemented or otherwise modified from time to time, or any new lease entered into in replacement thereof, in accordance with Sections 9.8 and 10.11 of this Agreement, as applicable.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“TDC” means Transmission and Distribution Company, L.L.C., a Texas limited liability company.

“Total Debt” means, with respect to the Company, all Indebtedness of the Company on a consolidated basis; provided, however, that for purposes of calculating the Company’s Total Debt to Capitalization Ratio, the Company’s Total Debt shall exclude Non-Recourse Debt of a Project Finance Subsidiary of the Company and that portion of the Swap Termination Value defined in clause (b) of the definition of “Swap Termination Value” and shall include Indebtedness of Sharyland on a consolidated basis (excluding Non-Recourse Debt of a Project Finance Subsidiary of Sharyland).

“Total Debt to Capitalization Ratio” means, as of any date, (a) the Company’s Total Debt as of such date divided by (b) the sum of (i) the Company’s Total Debt as of such date plus (ii) the Company’s Consolidated Net Worth as of such date. In connection with any transaction or series of related transactions not prohibited by this Agreement (including by waiver, consent or amendment given or made in accordance with Section 17) pursuant to which the Company or any Subsidiary makes any acquisition or disposition of assets with a fair market value greater than $1,000,000, the Total Debt to Capitalization Ratio shall be calculated on a pro forma basis after giving effect to such transaction or series of related transactions as a whole (including any related incurrence, repayment or assumption of Indebtedness).

“Transfer” means, with respect to any Person, any transaction (including by merger, consolidation or disposition of all or substantially all the assets of such Person) in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. “Transfer” shall also include the creation of minority interests in connection with any merger or consolidation involving a Subsidiary if the resulting entity is owned, directly or indirectly, by the Company in the proportion less than the proportion of ownership of such Subsidiary by the Company immediately preceding such merger or consolidation.

A-19-

“UCC” shall mean, with respect to any jurisdiction, the Uniform Commercial Code as in effect in such jurisdiction.

“UCC Collateral” means the Collateral that is of a type in which a valid security interest can be created under Article 8 or Article 9 of the UCC as in effect in New York.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

A-20-

[FORM OF SERIES A NOTE]

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

3.86% SENIOR NOTE, SERIES A, DUE DECEMBER 3, 2025

No. RA -[ ]	[Date]
$[ ]	PPN 82011@ AC7

FOR VALUE RECEIVED, the undersigned, SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C. (herein called the “Company”), a Texas limited liability company, hereby promises to pay to [                            ], or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on December 3, 2025 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.86% per annum from the date hereof, payable semiannually, on the third day of June and December in each year, commencing with the June 3 or December 3 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.86% or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 3, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the

SCHEDULE 1(a)

(to Note Purchase Agreement)

person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By
[Title]

1(a)-2-

[FORM OF SERIES B NOTE]

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

3.86% SENIOR NOTE , SERIES B, DUE JANUARY 14, 2026

No. RB-[ ]	[Date]
$[ ]	PPN 82011@ AD5

FOR VALUE RECEIVED, the undersigned, SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C. (herein called the “Company”), a Texas limited liability company, hereby promises to pay to [                            ], or registered assigns, the principal sum of [                            ] DOLLARS (or so much thereof as shall not have been prepaid) on January 14, 2026 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 3.86% per annum from the date hereof, payable semiannually, on the fourteenth day of January and July in each year, commencing with the January 14 or July 14 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.86% or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of December 3, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the

SCHEDULE 1(b)

(to Note Purchase Agreement)

person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional and mandatory prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By
[Title]

1(b)-2-

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

Matters To Be Covered in

Opinion of Special Counsel to the Company

SCHEDULE 4.4(a)

(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

SCHEDULE 4.4(b)

(to Note Purchase Agreement)

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

1807 ROSS AVENUE

DALLAS, TEXAS 75201

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

METROPOLITAN LIFE INSURANCE COMPANY 1095 Avenue of the Americas New York, New York 10036	$21,300,000	$10,100,000

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Ref:	Sharyland Distribution & Transmission Services, LLC 3.86% due 12/2015 & 01/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

SCHEDULE B

(to Note Purchase Agreement)

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Original notes delivered to:

Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Stephanie Doncov, Esq.

(4) Taxpayer I.D. Number: 13-5581829

(5) UK Passport Treaty Number (if applicable): 13/M/61303/DTTP

B-2-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

METLIFE INSURANCE COMPANY USA c/o Metropolitan Life Insurance Company 1095 Avenue of the Americas New York, New York 10036	$8,700,000	$4,100,000

(Securities to be registered in the name of MetLife Insurance Company USA)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	910-2-587434
Account Name:	MetLife Insurance Company USA
Ref:	Sharyland Distribution & Transmission Services, LLC

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

B-3-

(3) Original notes delivered to:

MetLife Insurance Company USA

c/o Metropolitan Life Insurance Company

Investments Law

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Stephanie Doncov, Esq.

(4) Taxpayer I.D. Number: 06-0566090

(5) UK Passport Treaty Number (if applicable): 13/M/61653/DTTP

B-4-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

EMPLOYERS REASSURANCE CORPORATION c/o Jane Kipper 7101 College Boulevard, Suite 1400 Overland Park, KS 66210	$10,600,000	$5,100,000

(Securities to be registered in the name of Cudd & Co.)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JPMorgan Chase Bank
ABA Routing #:	021-000-021
Account No.:	9009002859
Account Name:	Private Placement Income
Ref:	G10190 Employers Reassurance Corporation - Sharyland Distribution & Transmission Services

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Employers Reassurance Corporation

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

B-5-

With a copy OTHER than with respect to deliveries of financial statements to:

Employers Reassurance Corporation

c/o MetLife Investment Advisors, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

JPMorgan Chase Bank

Attn: Private Placements

Account: Employers Reassurance Corp

14201 Dallas Parkway - 13th Floor

Dallas, TX 75254

FAX (469) 477-1904

(3) Original notes delivered to:

The Depository Trust Company

570 Washington Blvd - 5th Floor

Jersey City, NJ 07310

ATTN: BNY Mellon/Branch Deposit Department

(FFC No. G10190, PP Income, Employers Reassurance Corp.)

with COPIES OF THE NOTES emailed to lhill@metlife.com

(4) Taxpayer I.D. Number: 481024691

B-6-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

LINCOLN BENEFIT LIFE COMPANY 5600 N. River Road Columbia Centre 1, Suite 300 Rosemont, IL 60018	$2,600,000	$3,100,000

(Securities to be registered in the name of Lincoln Benefit Life Company)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	Citibank, N.A.
Location:	New York, NY
ABA:	021000089
A/C#:	36858201
A/C:	Insurance Concentration Account
FFC:	LBL Other Life – Other (MetL) AC#: 234077
Ref:	Sharyland Distribution & Transmission Services, LLC 3.86% DUE 12/2025 & 1/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Lincoln Benefit Life Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

B-7-

With a copy OTHER than with respect to deliveries of financial statements to:

Lincoln Benefit Life Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

Lincoln Benefit Life Company

Attention: Karl Chappell

5600 N. River Road

Columbia Centre 1, Suite 300

Rosemont, IL 60018

(3) Original notes delivered to: (Physical Note)

Citibank 908

DTC NY Window

55 Water Street, 3rd Floor

New York, NY 10041

A/c Number: LBL Other Life – Other (MetL) AC#: 234077

with COPIES OF THE NOTES emailed to lhill@metlife.com

(4) Taxpayer I.D. Number: 47-0221457

(5) UK Passport Treaty Number (if applicable): N/A

B-8-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

LINCOLN BENEFIT LIFE COMPANY 5600 N. River Road Columbia Centre 1, Suite 300 Rosemont, IL 60018	$8,000,000	$0

(Securities to be registered in the name of Lincoln Benefit Life Company)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	Citibank, N.A.
Location:	New York, NY
ABA:	021000089
A/C#:	36858201
A/C:	Insurance Concentration Account
FFC:	LBL Lancaster Funds Withheld – Other (MetL) AC#: 234073
Ref:	Sharyland Distribution & Transmission Services, LLC 3.86% DUE 12/2025

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Lincoln Benefit Life Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

B-9-

With a copy OTHER than with respect to deliveries of financial statements to:

Lincoln Benefit Life Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

Lincoln Benefit Life Company

Attention: Karl Chappell

5600 N. River Road

Columbia Centre 1, Suite 300

Rosemont, IL 60018

(3) Original notes delivered to: (Physical Note)

Citibank 908

DTC NY Window

55 Water Street, 3rd Floor

New York, NY 10041

A/c Number: LBL Other Life – Other (MetL) AC#: 234073

with COPIES OF THE NOTES emailed to lhill@metlife.com

(4) Taxpayer I.D. Number: 47-0221457

(5) UK Passport Treaty Number (if applicable): N/A

B-10-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

LINCOLN BENEFIT LIFE COMPANY 5600 N. River Road Columbia Centre 1, Suite 300 Rosemont, IL 60018	$0	$2,000,000

(Securities to be registered in the name of Lincoln Benefit Life Company)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	Citibank, N.A.
Location:	New York, NY
ABA:	021000089
A/C#:	36858201
A/C:	Insurance Concentration Account
FFC:	LBL ModCo Life – Other (MetL) AC#: 234075
Ref:	Sharyland Distribution & Transmission Services, LLC 3.86% DUE 1/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Lincoln Benefit Life Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

B-11-

With a copy OTHER than with respect to deliveries of financial statements to:

Lincoln Benefit Life Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

Lincoln Benefit Life Company

Attention: Karl Chappell

5600 N. River Road

Columbia Centre 1, Suite 300

Rosemont, IL 60018

(3) Original notes delivered to: (Physical Note)

Citibank 908

DTC NY Window

55 Water Street, 3rd Floor

New York, NY 10041

A/c Number: LBL ModCo Life – Other (MetL) AC#: 234075

with COPIES OF THE NOTES emailed to lhill@metlife.com

(4) Taxpayer I.D. Number: 47-0221457

(5) UK Passport Treaty Number (if applicable): N/A

B-12-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	$6,800,000	$3,200,000

(Securities to be registered in the name of CUDD and CO)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

U.S. (USD)

Bank Name:	JPMorgan Chase
ABA:	021-000-021
Account No.:	9009000200
FFC:	P89526, Symetra Life Indexed Annuity 170 – Met Private
Ref:	Sharyland Distribution & Transmission Services, LLC 3.86% DUE 12/2025 & 1/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

B-13-

With a copy OTHER than with respect to deliveries of financial statements to:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

(3) Original notes delivered to:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

with COPIES OF THE NOTES emailed to lhill@metlife.com

(4) Taxpayer I.D. Number: 91-0742147

(5) UK Passport Treaty Number (if applicable): 13/S/307814/DTTP

B-14-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

SYMETRA LIFE INSURANCE COMPANY 777 108th Avenue NE, Suite 1200 Bellevue, WA 98004-5135	$3,800,000	$1,900,000

(Securities to be registered in the name of CUDD and CO)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

U.S. (USD)

Bank Name:	JPMorgan Chase
ABA:	021-000-021
Account No.:	9009000200
FFC:	P89536, Symetra Life Deferred Annuity 196 – Met Private
Ref:	Sharyland Distribution & Transmission Services, LLC 3.86% DUE 12/2025 & 1/2026

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

B-15-

With a copy OTHER than with respect to deliveries of financial statements to:

Symetra Life Insurance Company

c/o MetLife Investment Advisors, LLC

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

and

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

(3) Original notes delivered to:

Symetra Life Insurance Company

Attn: Nate Zaientz

200 Hubbard Road

Guilford, CT 06437

with COPIES OF THE NOTES emailed to lhill@metlife.com

(4) Taxpayer I.D. Number: 91-0742147

(5) UK Passport Treaty Number (if applicable): 13/S/307814/DTTP

B-16-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

SWISS FEDERAL PENSION FUND PUBLICA Attn: Asset Management Eigerstrasse 57, P.O. Box, 3000 Berne 23 Switzerland	$3,200,000	$1,500,000

(Securities to be registered in the name of Pensionskasse des Bundes PUBLICA)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Currency:	USD
Bank Name:	JPMORGAN CHASE BANK, NEW YORK
SWIFT:	CHASUS33
Account No.:	001 0 962009
Name:	CHASGB2L
FFC:	GB63CHAS60924241360786
NAME:	PUBLICA - PRIVATE PLACEMENT METLIFE
Ref:	Sharyland Distribution & Transmission Services, LLC

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) All notices and communications:

Publica

c/o MetLife Investment Advisors, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Nancy Doyle

Emails: PPUCompliance@metlife.com and ndoyle@metlife.com

B-17-

With a copy OTHER than with respect to deliveries of financial statements to:

Swiss Federal Pension Fund PUBLICA

Attn: Asset Management

Eigerstrasse 57, P. O. Box, 3000, Berne 23, Switzerland

Facsimile: +41 31 378 81 15

and

Publica

c/o MetLife Investment Advisors, LLC

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Investments Law (PRIV)

Email: sec_invest_law@metlife.com

(3) Original notes delivered to:

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, 3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

Reference Account: # 001 0 962009 (FFC GB63CHAS60924241360786)

Reference: Account Name - PUBLICA - PRIVATE PLACEMENT METLIFE

with COPIES OF THE NOTES emailed to lhill@metlife.com

(4) Taxpayer I.D. Number: ZPV 230’763’575

(5) UK Passport Treaty Number (if applicable): N/A

B-18-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street - Suite 2200 PO Box 15189 Springfield, MA 01555-5189	$29,500,000	$17,700,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Sharyland Distribution & Transmission Services, LLC, 3.86% Senior Secured Notes due December 3, 2025 (as to Series A) or January 14, 2026 (as to Series B) interest and principal), to:

MassMutual

Citibank

New York, New York

ABA # 021000089

Acct # 30510685

RE: Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities

All securities should be registered to Massachusetts Mutual Life Insurance Company and sent via overnight mail to:

Tina Waterman, Paralegal

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115-5189

Telephone: 413-226-1060

Facsimile: 413-226-2060

E-mail: twaterman@babsoncapital.com

B-19-

Notices

Send Communications and Notices to

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Electronic Delivery of Financials and other information to:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

1.      privateplacements@babsoncapital.com

2.      jwheeler@babsoncapital.com

Send Notices on Payments to

Massachusetts Mutual Life Insurance Company

Treasury Operations Liquidity Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to:

Massachusetts Mutual Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115

Tax Identification No. 04-1590850

DTTP No.: 13/M/63867/DTTP

B-20-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

C.M. LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street - Suite 2200 PO Box 15189 Springfield, MA 01555-5189	$2,400,000	$1,400,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Sharyland Distribution & Transmission Services, LLC, 3.86% Senior Secured Notes due December 3, 2025 (as to Series A) or January 14, 2026 (as to Series B) interest and principal), to:

JP Morgan Chase Bank

New York, NY

ABA # 021000021

Account Name: CM Life Insurance Company

Account Number: 771061371

RE: Description of security, cusip, principal and interest split

With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities

All securities should be registered to C.M. Life Insurance Company and sent via overnight mail to:

Tina Waterman, Paralegal

Babson Capital Management LLC

1500 Main Street, Suite 2800

Springfield, MA 01115-5189

Telephone: 413-226-1060

Facsimile: 413-226-2060

E-mail: twaterman@babsoncapital.com

B-21-

Notices

Send Communications and Notices to

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

Electronic Delivery of Financials and other information to:

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

1.      privateplacements@babsoncapital.com

2.      jwheeler@babsoncapital.com

Send Notices on Payments to

C.M. Life Insurance Company

Treasury Operations Liquidity Management

1295 State Street

Springfield, MA 01111

Attn: Janelle Tarantino

With a copy to:

C.M. Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115

Tax Identification No. 06-1041383

DTTP No.: 13/C/65904/DTTP

B-22-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

MASSMUTUAL ASIA LIMITED c/o Babson Capital Management LLC 1500 Main Street - Suite 2200 PO Box 15189 Springfield, MA 01555-5189	$5,300,000	$3,200,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Sharyland Distribution & Transmission Services, LLC, 3.86% Senior Secured Notes due December 3, 2025 (as to Series A) or January 14, 2026 (as to Series B) interest and principal), to:

Gerlach & Co.

Citibank, N.A.

ABA Number 021000089

Concentration Account 36112805

FFC: MassMutual Asia 849195

Name of Security/CUSIP Number

With advice of payment to the Treasury Operations Liquidity Management Department at Massachusetts Mutual Life Insurance Company at mmincometeam@massmutual.com or (413) 226-4295 (facsimile).

Registration of Securities

All securities should be registered in Citibank’s nominee name of Gerlach & Co. and to the following address:

Citibank NA

399 Park Avenue

Level B Vault

New York, NY 10022

Acct. #849195

Notices Send Communications and Notices to MassMutual Asia Limited c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189	Send Notices on Payments to MassMutual Asia Limited Treasury Operations Liquidity Management 1295 State Street Springfield, MA 01111 Attn: Janelle Tarantino

B-23-

Electronic Delivery of Financials and other information to:

MassMutual Asia Limited

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

1.      privateplacements@babsoncapital.com

2.      jwheeler@babsoncapital.com

With a copy to:

MassMutual Asia Limited

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115

Send Corporate Action Notification to:

Citigroup Global Securities Services

Attn: Corporate Action Dept

3800 Citibank Center Tampa

Building B Floor 3

Tampa, FL 33610-9122

B-24-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

BANNER LIFE INSURANCE COMPANY c/o Babson Capital Management LLC 1500 Main Street - Suite 2200 PO Box 15189 Springfield, MA 01555-5189	$2,800,000	$1,700,000

Payments

All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds, (identifying each payment as Sharyland Distribution & Transmission Services, LLC, 3.86% Senior Secured Notes due December 3, 2025 (as to Series A) or January 14, 2026 (as to Series B) interest and principal), to:

BANNER LIFE INSURANCE COMPANY

The Bank of New York/Mellon

New York, New York

ABA # 021000018

Acct Name: Banner Life Insurance Company

Account # GLA 111566

Attention: P&I Department

RE: Description of security, cusip, principal and interest split

Registration of Securities

All securities should be registered to Hare & Co., LLC and sent via overnight mail to:

The Depository Trust Company

570 Washington Blvd - 5th Floor

Jersey City, NJ 07310

Attn: BNY Mellon/Branch Deposit Department

Reference # 117612 US Bank NA

With a copy of Notes to:

Tina Waterman, Paralegal

Babson Capital Management LLC

1500 Main Street – Suite 2800

Springfield, MA 01115-5189

Telephone: 413-226-1060

Facsimile: 413-226-2060

Email: twaterman@babsoncapital.com

Electronic Delivery of Financials and other information to: Banner Life Insurance Company c/o Babson Capital Management LLC 1500 Main Street – Suite 2200 PO Box 15189 Springfield, MA 01115-5189

B-25-

Notices

Send Communications and Notices, including notices on payments, to

Banner Life Insurance Company

c/o Babson Capital Management LLC

1500 Main Street – Suite 2200

PO Box 15189

Springfield, MA 01115-5189

With notification to:

1.      privateplacements@babsoncapital.com

2.      jwheeler@babsoncapital.com

Tax Identification No. 52-1236145 DTTP No.: 13/B/363911/DTTP

B-26-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010	$16,200,000	$9,600,000

[See attached]

B-27-

NEW YORK LIFE INSURANCE COMPANY

(Tax I.D. No. 13-5582869)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA No. 021-000-021

Credit: New York Life Insurance Company

General Account No. 008-9-00687

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance Company

NYL Locked 2.26.2015

B-28-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o NYL Investors LLC 51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010-1603	$23,800,000	$14,400,000

[See attached]

B-29-

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Tax I.D. No. 13-3044743)

(1)	All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA No. 021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account No. 323-8-47382

with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds,

All notices of payments, written confirmations of such wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Investment Services
Private Group
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Any changes in the foregoing payment instructions shall be confirmed by e-mail to NYLIMWireConfirmation@nylim.com prior to becoming effective.

(2)	All other communications:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:	Private Capital Investors
2nd Floor
Fax #: 908-840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the operative documents to:

Attention:	Office of General Counsel
Investment Section, Room 1016
Fax #: (212) 576-8340

(3)	Note(s) to be registered in the name of: New York Life Insurance and Annuity Corporation

NYL Locked 2.26.2015

B-30-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

COBANK, ACB 6340 S. Fiddlers Green Circle Greenwood Village, Colorado 80111 Telephone: 303-740-4000 Fax: 303-740-4002	$60,000,000	$0

CoBank Wire Instructions:
Name of Bank:	CoBank, ACB
Location of Bank:	Greenwood Village, Colorado
Swift BIC:	NBFCUS55
ABA Routing No:	307088754
Account Name	Sharyland Distribution and Transmission Services LLC
Account Number	00099901
CoBank General Information:
Legal Name:	CoBank, ACB
Street Address:	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, Colorado 80111
Telephone:	303-740-4000
Fax:	303-740-4002
Operations Contact (Bank Agency/Operations)
(Draws/Repayments/Funding Matters)
	Primary Contact	Secondary Contact
Name:	Beth Johnson	Sonya Moran
Title:	Loan Accounting Analyst	Supervisor, Loan Accounting
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111	Greenwood Village, CO 80111
Telephone:	(303) 740-4347	(303) 740-4028
E-mail:	Cobankloanaccounting@cobank.com	Cobankloanaccounting@cobank.com
Credit Contact
	Primary Contact	Secondary Contact
Name:	Dustin Zubke	Brianna Springer
Title:	Vice President	Credit Analyst
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111	Greenwood Village, CO 80111
Telephone:	(303)740-6458	(303) 694-5990
E-mail:	dzubke@cobank.com	BSpringer@cobank.com

B-31-

Loan Documentation and Closing Matters
	Primary Contact	Secondary Contact
Name:	Laura Laff	Tonya Halvorson
Title:	Corporate Finance Closer	Supervisor, Closing
Street Address:	6340 S. Fiddlers Green Circle	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111	Greenwood Village, CO 80111
Telephone:	(303) 740-4099	(303) 740-6504
E-mail:	closing@cobank.com	closing@cobank.com
Reporting Contact
(Compliance Matters & Financial Statements)
Name:	Brianna Springer
Title:	Credit Analyst
Street Address:	6340 S. Fiddlers Green Circle
City, State and Zip:	Greenwood Village, CO 80111
Telephone:	(303) 694-5990
E-mail:	BSpringer@cobank.com

B-32-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

VOYA INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com	$26,700,000	$0

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: Voya Ins and Ann Co GEN AC/Acct. 136373, 82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 1363738400

Account Name: Voya Ins and Ann Co GEN AC

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-33-

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 41-0991508

B-34-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

VOYA INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com	$6,700,000	$0

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: Voya Ins and Ann Co - SLDI/Acct. 179369, 82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 179398400

Account Name: Voya Ins and Ann Co - SLDI

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-35-

with a copy to:

The Bank of New York

Insurance Trust Dept.

101 Barclay 8 West

New York, NY 10286

Attn:.: Bailey Eng

Baileyeng@bankofny.com

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 41-0991508

B-36-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

VOYA INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com	$5,800,000	$0

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: Voya Ins and Ann Co MVA/Acct. 136374, 82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 1363748400

Account Name: Voya Ins and Ann Co MVA

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-37-

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 41-0991508

B-38-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com	$11,100,000	$0

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: VRIAC/Acct. 216101, 82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 2161018400

Account Name: VRIAC

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-39-

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 71-0294708

B-40-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com	$1,100,000	$0

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: RLIC/Acct. 187035, 82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 1870358400

Account Name: RLIC

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-41-

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 41-0451140

B-42-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com	$500,000	$0

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: RLNY/Acct. 187038, 82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 1870388400

Account Name: RLNY

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-43-

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 53-0242530

B-44-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com	$2,800,000	$0

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: SLD/Acct. 178157, 82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 1781578400

Account Name: SLD

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-45-

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 84-0499703

B-46-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY	$300,000	$0
5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347 Attn: Private Placements Fax: (770) 690-4887 Email: Private.placements@voya.com

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

For scheduled principal and interest payments:

The Bank of New York Mellon

ABA#: 021000018

BNF: GLA111566

Attention: Income Collection Dept

Reference: A/C#: 1781658400

Account Name: Security Life of Denver Ins — SSA

82011@ AC7

For all payments other than scheduled principal and interest:

The Bank of New York Mellon

ABA#: 021000018 or via SWIFT IRVTUS3NAMS

BNF: GLA111566

Account No.: 1781658400

Account Name: Security Life of Denver Ins — SSA

Reference: 82011@ AC7

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2) Address for all notices relating to payments:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

VoyaIMCashOperations@Voya.com

B-47-

(3) Address for all other communications and notices:

Voya Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-4887

Email: private.placements@voya.com

(4) Tax Identification No.: 84-0499703

B-48-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

THE GIBRALTAR LIFE INSURANCE CO., LTD.	$7,500,000	$0
Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201	$7,500,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: GIBPRVHFR1

Account No.: P30782 (please do not include spaces) (in the case of payments on account of Note No. RA-24)

Account Name: GIBPRVHFR2

Account No.: P86406 (please do not include spaces) (in the case of payments on account of Note No. RA-25)

Each such wire transfer shall set forth the name of the Company, a reference to “3.86% Senior Notes, Series A, due 2025, Security No. INV10794, PPN 82011@ AC7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No. 021-000-021

Account No. 304199036

Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to “3.86% Senior Notes, Series A, due 2025, Security No. INV10794, PPN 82011@ AC7” and the due date and application (e.g., type of fee) of the payment being made.

B-49-

(3)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

and for all notices relating solely to scheduled principal and interest payments to:

The Gibraltar Life Insurance Co., Ltd.

2-13-10, Nagata-cho

Chiyoda-ku, Tokyo 100-8953, Japan

Attention:	Osamu Egi, Team Leader of Investment
Administration Team
E-mail: osamu.egi@gib-life.co.jp

and e-mail copy to:

Attention:	Tetsuya Sawazaki, Manager of Investment
Administration Team
E-mail:tetsuya.sawazaki@gib-life.co.jp

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

(5)	Tax Identification No.: 98-0408643

B-50-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$9,600,000	$0
c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, NY

ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “3.86% Senior Notes, Series A, due 2025, Security No. INV10794, PPN 82011@ AC7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

The Prudential Insurance Company of America

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

and for all notices relating solely to scheduled principal and interest payments to:

The Prudential Insurance Company of America

c/o Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

B-51-

(3)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

(4)	Tax Identification No.: 22-1211670

B-52-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY	$6,400,000	$0
c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Citibank/NYC

ABA No.: 021-000-089

Account Name: Citibank N.A. NY Trust and Custody

Account No.: 36859933

SWIFT: CITIUS33

FFC Account Name: PARCC PLAZ Trust 1

FFC Account No.: 240212

Each such wire transfer shall set forth the name of the Company, a reference to “3.86% Senior Notes, Series A, due 2025, Security No. INV10794, PPN 82011@ AC7” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Arizona Reinsurance Captive Company

c/o Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: Managing Director, Energy Finance Group - Power

and for all notices relating solely to scheduled principal and interest payments to:

Prudential Arizona Reinsurance Captive Company

c/o Prudential Investment Management, Inc.

Prudential Tower

655 Broad Street

14th Floor - South Tower

Newark, NJ 07102

Attention: PIM Private Accounting Processing Team

Email: Pim.Private.Accounting.Processing.Team@prudential.com

B-53-

(3)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group

2200 Ross Avenue, Suite 4300

Dallas, TX 75201

Attention: William H. Bulmer

Telephone: (214) 720-6204

(4)	Tax Identification No.: 33-1095301

B-54-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

AXA EQUITABLE LIFE INSURANCE COMPANY	$24,000,000	$0
525 Washington Blvd., 34th Floor Jersey City, NJ 07310 Attn: Lynn Garofalo Telephone Number: (201) 743-6634

Account (s):	AXA Equitable Life Insurance Company
	IRS Employer Identification Number:	13-557-0651

Delivery Instructions

for direct private placement purchases notes issued in the name of AXA Equitable Life Insurance Company:

Name and Address of Purchaser

AXA Equitable Life Insurance Company

525 Washington Blvd., 34th Floor

Jersey City, New Jersey 07310

Attention:	Lynn Garofalo
Telephone Number: (201) 743-6634

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 037-2-413336

Custody Account: G04657

Face Amount: $24,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

B-55-

Notices of Payments and Written Confirmations and W-9 Forms if Needed:

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company

C/O AB Global

1345 Avenue of the America

37th Floor

New York, New York 10105

Attention: Cosmo Valente / Mike Maher / Mei Wong

Telephone: 212/969-6384 / 212-823-2873 / 212-969-2112

Email:	cosmo.valente@abglobal.com
michael.maher@abglobal.com
mei.wong@abglobal.com

Address for all other communications:

AXA Equitable Life Insurance Company

C/O AB Global

1345 Avenue of the Americas, 37th Floor

New York, NY 10105

Attention: Terry McCarthy

Telephone #: 212-969-1350

Email: terry.mccarthy@abglobal.com

B-56-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

AXA EQUITABLE LIFE INSURANCE COMPANY	$2,000,000	$0
525 Washington Blvd., 34th Floor Jersey City, NJ 07310 Attn: Lynn Garofalo Telephone Number: (201) 743-6634

Account (s):	AXA Equitable Life Insurance Company
	IRS Employer Identification Number:	13-557-0651

Delivery Instructions

for direct private placement purchases notes issued in the name of AXA Equitable Life Insurance Company:

Name and Address of Purchaser

AXA Equitable Life Insurance Company

525 Washington Blvd., 34th Floor

Jersey City, New Jersey 07310

Attention:	Lynn Garofalo
Telephone Number: (201) 743-6634

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan Chase

Account (s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA No.: 021-000021

Bank Account: 910-2-785251

Custody Account: G07126

Face Amount: $2,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

B-57-

Notices of Payments and Written Confirmations and W-9 Forms if Needed:

All notices of payments and written confirmations of wire transfers should be sent to:

AXA Equitable Life Insurance Company

C/O AB Global

1345 Avenue of the America

37th Floor

New York, New York 10105

Attention: Cosmo Valente / Mike Maher / Mei Wong

Telephone: 212/969-6384 / 212-823-2873 / 212-969-2112

Email:	cosmo.valente@abglobal.com
michael.maher@abglobal.com
mei.wong@abglobal.com

Address for all other communications:

AXA Equitable Life Insurance Company

C/O AB Global

1345 Avenue of the Americas, 37th Floor

New York, NY 10105

Attention: Terry McCarthy

Telephone #: 212-969-1350

Email: terry.mccarthy@abglobal.com

B-58-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY c/o AB Global 1345 Avenue of the Americas - 38th Floor New York, NY 10105 Attention: Amy Judd, Sr VP	$2,000,000	$0

Account (s):	Horizon Blue Cross Blue Shield of New Jersey
	IRS Employer Identification Number:	22-0999690

Delivery Instructions

for direct private placement purchases notes issued in the name of CUDD & Co.:

Name and Address of Investment Advisor

Alliance Capital Management

1345 Avenue of the Americas

New York, NY 10105

Attention:	Angel Salazar/Cosmo Valente
Insurance Operations Telephone Number: 212-969-2491 or 212-969-6384

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan/Chase

ABA No.: 021-000021

For credit to the Private Income Processing Group

Account Number: 900-9000-200

Account: Horizon Blue Cross Blue Shield of New Jersey-P60748

Face Amount of $2,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

B-59-

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

JPMorgan Chase Manhattan Bank

14201 N. Dallas Parkway

13th Floor

Dallas, Texas 75254-2917

Fax: 469-477-1904

Second Copy of Payments and Written Confirmations:

Horizon Blue Cross Blue Shield of New Jersey

c/o AB Global

1345 Avenue of the Americas

New York, NY 10105

Attention:	Mei Wong / Mike Maher
	Telephone:	212/969-2112 / 212-823-2873
	Fax:	212-969-6298

Third Copy of Payments and Written Confirmations:

Horizon Blue Cross Blue Shield of New Jersey

Three Penn Plaza

PP-15K

Newark, NJ 07105-2200

Attention:	Rongbiao Fu, CFA
Phone: 973-466-5261
Fax: 973-466-7110

Address for all other communications:

AB Global

1345 Avenue of the Americas, 38th Floor

New York, NY 10105

Attention:	Amy Judd, Sr VP
Phone: 212-823-2775
Fax: 212-969-6089

B-60-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

GERBER LIFE INSURANCE COMPANY c/o AB Global 1345 Avenue of the Americas - 38th Floor New York, NY 10105 Attention: Amy Judd	$2,000,000	$0

Account (s):	Gerber Life Insurance Company
	IRS Employer Identification Number:	13-2611847

Delivery Instructions

for direct private placement purchases notes issued in the name of Band & Co.:

Name and Address of Investment Advisor

AB Global

1345 Avenue of the Americas

New York, NY 10105

Attention:	Angel Salazar/Cosmo Valente 37th Floor
Insurance Operations
Telephone Number: 212-969-2491 or 212-969-6384

Manner of Payments and Notices:

All payments shall be made by wire transfer of immediately available funds to:

U.S. Bank N.A.

60 Livingston Avenue

St. Paul, MN 55107-2292

ABA No. 091 000 022

Account Number: 180183083765

Account: Gerber Life Insurance Company Attn: Income

Face Amount of $2,000,000.00

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

B-61-

Notices of Payments and Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

U.S. Bank Institutional Trust & Custody

Attn: Angela Upchurch & Gene Iucci V.P. & Account Mgr.

50 South 16th Street Suite 2000

Philadelphia, PA 19102

Phone: 215-761-9338

Fax: 866-739-0809

Second Copy of Payments and Written Confirmations:

Gerber Life Insurance Company

c/o AB Global - 37th Floor

1345 Avenue of the Americas

New York, NY 10105

Attention:	Mei Wong / Mike Maher / Cosmo Valente
Telephone: 212/969-2112 / 212-823-2873 / 212-969-6384
Fax: 212-969-6298

Address for all other communications:

AB Global

1345 Avenue of the Americas-38th Floor

New York, NY 10105

Attention:	Amy Judd
Phone: 212-969-1145
Fax: 212-969-6089

B-62-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA 7 Hanover Square New York, NY 10004-2616 Attn: Thomas Donohue Investment Department 9-A FAX # (212) 919-2658 Email address: Thomas_donohue@glic.com	$16,000,000	$9,000,000

Notes to be registered in the name of:

The Guardian Life Insurance Company of America

TAX ID NO. 13-5123390

And deliver to:

JP Morgan Chase Bank, N.A.

4 Chase Metrotech Center – 3rd Floor

Brooklyn, NY 11245-0001

Reference A/C #G05978, Guardian Life

Payment by wire to:

JP Morgan Chase

FED ABA #021000021

Chase/NYC/CTR/BNF

A/C 900-9-000200

Reference A/C #G05978, Guardian Life, CUSIP # 82011@ AC7, Sharyland Distribution and Transmission Services, LLC (as to Series A Notes)

Reference A/C #G05978, Guardian Life, CUSIP # 82011@ AD5, Sharyland Distribution and Transmission Services, LLC (as to Series B Notes)

Address for all communications and notices:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Thomas Donohue

Investment Department 9-A

FAX # (212) 919-2658

Email address: Thomas_donohue@glic.com

B-63-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY c/o Delaware Investment Advisers 2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103	$15,000,000	$0

REGISTER SECURITIES IN THE NAME OF: THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Note: a separate security will be needed for each breakdown listed below)

SECURITY: Sharyland Distribution & Transmission Svcs 3.86% Series A Sec Nt due 12/3/25

NOTE AMOUNT	LINCOLN ACCOUNT NAME	BANK CUSTODY ACCT #
15,000,000	The Lincoln National Life Insurance Company – Seg 76	215736

TAX ID for THE LINCOLN NATIONAL LIFE INSURANCE COMPANY: 35-0472300

SIGNATURE BLOCK:	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
	By:	Delaware Investment Advisers,
a series of Delaware Management Business Trust, Attorney in Fact

PRINCIPAL & INTEREST PAYMENTS:

The Bank of New York Mellon
(via Fed Wire)		One Wall Street, New York, NY 10286
ABA #: 021000018
BENEFICIARY/Account #: GLA 111566
Acct Name: The Bank of New York Mellon Private Placement Income Collection
	Bank to Bank Information Ref:	insert Custody Account# listed above;
PPN #/Sec Desc/ P&I Details
Reference Registered Holder: The Lincoln National Life Insurance Company

B-64-

INVESTMENT ADVISER ADDRESS —ALL COMMUNICATIONS:	TREASURY OPERATIONS —NOTICE OF PAYMENT ONLY:	BANK ADDRESS —NOTICE OF PAYMENT ONLY:

Delaware Investment Advisers	Lincoln Financial Group	The Bank of New York Mellon
2005 Market Street, Mail Stop 41-104	1300 South Clinton St.	P. O. Box 392003
Philadelphia, PA 19103	Fort Wayne, IN 46802	Pittsburgh, PA 15251-9003
Attn: Fixed Income Private Placements	Attn: Inv Acctg–Treasury Operations	Attn: Private Placement P & I Dept
Private Placement Fax: 215-255-1654	Email: securities_data_rese@lfg.com	Ref: Registered Holder/Sec
Desc/PPN#
Email: ppservicing@bnymellon.com

FORWARD SECURITIES TO:	The Depository Trust Company
(via Express Delivery)	570 Washington Blvd – 5th Floor
Jersey City, New Jersey 07310
ATTENTION: BNY MELLON/BRANCH DEPOSIT DEPARTMENT
(in cover letter reference note amt, acct name, and bank custody account #)

Please fax copy of cover letter to:	Karen Costa – The Bank of New York Mellon
Fax #: 1-844-601-7769
with a copy to: christopher.tucker@lfg.com

B-65-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY c/o Delaware Investment Advisers	$0	$5,000,000
2005 Market Street, Mail Stop 41-104 Philadelphia, PA 19103		$2,000,000

REGISTER SECURITIES IN THE NAME OF: THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Note: a separate security will be needed for each breakdown listed below)

SECURITY: Sharyland Distribution & Transmission Svcs 3.86% Series B Sec Nt due 1/14/26

NOTE AMOUNT	LINCOLN ACCOUNT NAME	BANK CUSTODY ACCT #
5,000,000	The Lincoln National Life Insurance Company – Seg 71	215734
2,000,000	The Lincoln National Life Insurance Company – Seg 201	186228

TAX ID for THE LINCOLN NATIONAL LIFE INSURANCE COMPANY: 35-0472300

SIGNATURE BLOCK:	THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Delaware Investment Advisers,
a series of Delaware Management Business Trust, Attorney in Fact

PRINCIPAL & INTEREST PAYMENTS:

The Bank of New York Mellon
(via Fed Wire)	One Wall Street, New York, NY 10286
ABA #: 021000018
BENEFICIARY/Account #: GLA 111566
Acct Name: The Bank of New York Mellon Private Placement Income Collection
Bank to Bank Information Ref: insert Custody Account# listed above;
PPN #/Sec Desc/ P&I Details
Reference Registered Holder: The Lincoln National Life Insurance Company

B-66-

INVESTMENT ADVISER ADDRESS —ALL COMMUNICATIONS:	TREASURY OPERATIONS —NOTICE OF PAYMENT ONLY:	BANK ADDRESS —NOTICE OF PAYMENT ONLY:

Delaware Investment Advisers	Lincoln Financial Group	The Bank of New York Mellon
2005 Market Street, Mail Stop 41-104	1300 South Clinton St.	P. O. Box 392003
Philadelphia, PA 19103	Fort Wayne, IN 46802	Pittsburgh, PA 15251-9003
Attn: Fixed Income Private Placements	Attn: Inv Acctg–Treasury Operations	Attn: Private Placement P & I Dept
Private Placement Fax: 215-255-1654	Email: securities_data_rese@lfg.com	Ref: Registered Holder/Sec
Desc/PPN#
Email: ppservicing@bnymellon.com

FORWARD SECURITIES TO:	The Depository Trust Company
(via Express Delivery)	570 Washington Blvd – 5th Floor
Jersey City, New Jersey 07310
ATTENTION: BNY MELLON/BRANCH DEPOSIT DEPARTMENT
(in cover letter reference note amt, acct name, and bank custody account #)

Please fax copy of cover letter to:	Karen Costa – The Bank of New York Mellon
Fax #: 1-844-601-7769
with a copy to: christopher.tucker@lfg.com

B-67-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

USAA LIFE INSURANCE COMPANY 9800 Fredericksburg Road San Antonio, TX 78288	$9,000,000	$0

(Notes to be registered in the name of: ELL & CO.)

(1) All payments on account of Notes held by such purchaser shall bemade by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186061000

26-11042/ Life Company

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

(2) Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

(3) Address for all other communications:

John Spear

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-8661

Email: privates@usaa.com

B-68-

(4) Physical Delivery of Notes:

Depository Trust & Clearing Corporation

Newport Office Center

570 Washington Blvd.

5th Floor

Jersey City, NJ 07310

Attn: Tanya Stackhouse-Bowen or Robert Mendez

Reference: Northern Trust Account # 26-11042/ Life Company

212-855-2484

(5) Tax Identification Number: 74-1472662

B-69-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

USAA LIFE INSURANCE COMPANY OF NEW YORK	$1,000,000	$0
9800 Fredericksburg Road San Antonio, TX 78288

(Notes to be registered in the name of: ELL & CO.)

(1) All payments on account of Notes held by such purchaser shall bemade by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186061000

26-11044/ Life NY Company

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

(2) Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

(3) Address for all other communications:

John Spear

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-8661

Email: privates@usaa.com

B-70-

(4) Physical Delivery of Notes:

Depository Trust & Clearing Corporation

Newport Office Center

570 Washington Blvd.

5th Floor

Jersey City, NJ 07310

Attn: Tanya Stackhouse-Bowen or Robert Mendez

Reference: Northern Trust Account # 26-11044/ Life NY Company

212-855-2484

(5) Tax Identification Number: 16-1530706

B-71-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

USAA CASUALTY INSURANCE COMPANY	$4,000,000	$0
9800 Fredericksburg Road San Antonio, TX 78288

(Notes to be registered in the name of: ELL & CO.)

(1) All payments on account of Notes held by such purchaser shall bemade by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186061000

26-11038/CIC

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

(2) Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

(3) Address for all other communications:

Donna Baggerly

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-5195

Email: privates@usaa.com

B-72-

(4) Physical Delivery of Notes:

Depository Trust & Clearing Corporation

Newport Office Center

570 Washington Blvd.

5th Floor

Jersey City, NJ 07310

Attn: Tanya Stackhouse-Bowen or Robert Mendez

Reference: Northern Trust Account # 26-11038/CIC

212-855-2484

(5) Tax Identification Number: 59-3019540

B-73-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

USAA GENERAL INDEMNITY COMPANY	$3,000,000	$0
9800 Fredericksburg Road San Antonio, TX 78288

(Notes to be registered in the name of: ELL & CO.)

(1) All payments on account of Notes held by such purchaser shall bemade by wire transfer of immediately available funds for credit to:

Northern Chgo/Trust

ABA#071000152

Credit Wire Account # 5186061000

26-11039/GIC

With sufficient information to identify the source and application of such funds, including the issuer name, the PPN of the issue, interest rate, payment due date, maturity date, interest amount, principal and premium amount.

(2) Address for notices relating to payments:

Ell & Co

c/o Northern Trust Company

PO Box 92395

Chicago, IL 60675-92395

Attn: Income Collections

Please include the cusip and shares/par for the dividend/interest payment

(3) Address for all other communications:

Donna Baggerly

VP Insurance Portfolios

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-5195

Email: privates@usaa.com

B-74-

(4) Physical Delivery of Notes:

Depository Trust & Clearing Corporation

Newport Office Center

570 Washington Blvd.

5th Floor

Jersey City, NJ 07310

Attn: Tanya Stackhouse-Bowen or Robert Mendez

Reference: Northern Trust Account # 26-11039/GIC

212-855-2484

(5) Tax Identification Number: 74-1718283

B-75-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

DEARBORN NATIONAL LIFE INSURANCE COMPANY	$2,000,000	$0
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for Dearborn National Life Insurance Company should be registered in the name of “ELL & Co.”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Dearborn National Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-76-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

DEARBORN NATIONAL LIFE INSURANCE COMPANY	$2,000,000	$0
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for Dearborn National Life Insurance Company should be registered in the name of “ELL & Co.”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Dearborn National Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-77-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

DEARBORN NATIONAL LIFE INSURANCE COMPANY	$2,000,000	$0
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for Dearborn National Life Insurance Company should be registered in the name of “ELL & Co.”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Dearborn National Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-78-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

AMERICAN REPUBLIC INSURANCE COMPANY	$1,325,000	$0
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for American Republic Insurance Company should be registered in the name of “Wells Fargo Bank N.A. FBO American Republic Insurance Company”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

American Republic Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-79-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

CATHOLIC FINANCIAL LIFE	$1,000,000	$0
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for Catholic Financial Life should be registered in the name of “US Bank FBO Catholic Financial Life”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic Financial Life

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-80-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

CATHOLIC UNITED FINANCIAL	$350,000	$0
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for Catholic United Financial should be registered in the name of “Wells Fargo Bank N.A. FBO Catholic United Financial”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Catholic United Financial

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-81-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

ROYAL NEIGHBORS OF AMERICA	$1,000,000	$1,000,000
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for Royal Neighbors of America should be registered in the name of “ELL & Co.”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Royal Neighbors of America

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-82-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.	$325,000	$1,000,000
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 Attn: Client Administrator privateplacements@advantuscapital.com

The Notes being purchased for Polish National Alliance of the U.S. of N.A. should be registered in the name of “Hare & Co., LLC”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Polish National Alliance of the U.S. of N.A.

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-83-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

MINNESOTA LIFE INSURANCE COMPANY	$0	$3,000,000
c/o Advantus Capital Management, Inc. 400 Robert Street North St. Paul, MN 55101 privateplacements@advantuscapital.com

The Notes being purchased for Minnesota Life Insurance Company should be registered in the name of “Minnesota Life Insurance Company”. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@advantuscapital.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company

c/o Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing.

B-84-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY	$12,000,000	$0
4333 Edgewood Road N.E. Cedar Rapids, IA 52499-5335

Tax ID #52-0419790

ORIGINAL NOTE

A)	A signed copy of the Note MUST be sent to Custody Operations-Privates for verification via fax 888-652-8024 or email INVCustodyTeam@AEGONUSA.com

B)	Once the note has been verified, the Custody Bank Instructions will then be relayed to you via fax or email, which will contain the Custody Vault address where the original certificate needs to be sent.

PAYMENTS

A)	Wire of payment due

All payments on account of the TRANSAMERICA PREMIER LIFE INSURANCE COMPANY shall be made by wire transfer to:

Bank of New York

1 Wall Street

New York, NY 10286

ABA #021000018

GLA111-566

FFC ACCT# : TPLIC LPG0 26 5 – 1578378400

REFERENCE: CUSIP/PPN, PRINCIPAL & INTEREST ALLOCATION

B)	Payment notice

All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotifications@aegonusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates MS 5335

4333 Edgewood Road NE

Cedar Rapids, IA 52499-5335

B-85-

FINANCIALS, LEGAL, PRE-PAYMENT AND OTHER NOTIFICATIONS

A)	Routine correspondence and reporting:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335	Attn: Director of Private Placements, MS 3341
4333 Edgewood Road N.E.	100 Light Street, B1
Cedar Rapids, IA 52499-5335	Baltimore, MD 21202-2559
T (319) 355-2432 | F (319) 355-2666	T (443) 475-3130 F (443) 475-3095
privateplacements@aegonusa.com	privateplacements@aegonusa.com

B)	Legal / Closing Documents:

AEGON USA Investment Management, LLC	AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335	Attn: Director of Private Placements, MS 3341
4333 Edgewood Road N.E.	100 Light Street, B1
Cedar Rapids, IA 52499-5335	Baltimore, MD 21202-2559
T (319) 355-2432 | F (319) 355-2666	T (443) 475-3130 F (443) 475-3095
privateplacements@aegonusa.com	privateplacements@aegonusa.com

B-86-

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF SERIES B NOTES TO BE PURCHASED

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY	$5,000,000	$0
3001 Summer Street, 4th Floor Stamford, CT 06905 Attn: Private Placements GNW.privateplacements@genworth.com	$4,000,000

Name of Purchaser:	Genworth Life and Annuity Insurance Company
Tax ID Number:	54-0283385
Register In Nominee Name:	HARE & CO., LLC

Notices:

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows:

Genworth Financial, Inc.

Account:            Genworth Life and Annuity Insurance Company

3001 Summer Street, 4th Floor

Stamford, CT 06905

Attn: Private Placements

Telephone No: (203)708-3300

Fax No: (203)708-3308

If available, an electronic copy is additionally requested. Please send to the following e-mail address: GNW.privateplacements@genworth.com

All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account:        Genworth Life and Annuity Insurance Company

3001 Summer Street

Stamford, CT 06905

Attn: Trade Operations

Telephone No: (203)708-3300

Fax No: (203)708-3308

If available, an electronic copy is additionally requested. Please send to the following e-mail address: GNWInvestmentsOperations@genworth.com

B-87-

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Depository Trust Co
Income Collection Department
P.O. Box 19266
Newark, NJ 07195
Attn:	Income Collection Department
Ref:	GLAIC LADAFIA Account 148820 CUSIP/PPN & Security Description
P&I Contact:	Purisima Teylan - (718) 315-3035

Payments:

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Depository Trust Co
ABA #:	021000018
Account #:	GLA111566
SWIFT Code:	IRVTUS3N
Acct Name:	Income Collection Dept.
Attn:	Income Collection Department
Reference:	GLAIC / LADAFIA
Account #:	148820
CUSIP/PPN & Security Description, and Identify Principal & Interest Amounts

And By Email:	treasppbkoffice@genworth.com
Fax:	(804) 662-7777

Physical Delivery of the Notes:

The Depository Trust Co

570 Washington Blvd

BNY Mellon /Branch Deposit Dept 5th FLR

Jersey City, NJ 07310

Ref: GLAIC / LADAFIA Account # 148820

DTC Securities:

DTC #:	901
Agent ID #:	26500
Institutional ID #:	26662
Account Name:	GLAIC / LADAFIA
Account #:	148820

B-88-

ADDITIONAL COVENANTS AND RELATED DEFINITIONS

Section 10.12. Limitation on Priority Indebtedness. The Company will not at any time permit Priority Indebtedness to exceed 15% of the Company’s capitalization, as shown on the Company’s balance sheet most recently delivered pursuant to Section 7.1(a) or Section 7.1(b).

“Priority Indebtedness” means the sum, without duplication, of (a) Indebtedness of the Company or any Subsidiary (other than a Project Finance Subsidiary) secured by Liens other than Permitted Liens, plus (b) all unsecured Indebtedness of Subsidiaries (excluding (i) Indebtedness of any Subsidiary owing to the Company or any other Subsidiary, (ii) Indebtedness of any Subsidiary Guarantor, (iii) Indebtedness of any Project Finance Subsidiary, (iv) any Guaranty by a Subsidiary of Indebtedness of the Company or any Subsidiary of the type described in clause (a) of this definition, and (v) Indebtedness of a Subsidiary existing at the time of acquisition of such Subsidiary and not created in contemplation thereof, and renewals and refinancings thereof so long as the principal amount thereof shall not be increased).

SCHEDULE C

(to Note Purchase Agreement)